                                                                   Exhibit 10.10


                                                       COMPOSITE COPY
                                                       AMENDMENTS 1-9 INCLUDED


================================================================================






                                U.S.$125,000,000


                                CREDIT AGREEMENT

                           Dated as of August 17, 1994

                                      Among

                             SIGNATURE BRANDS, INC.,

                                  as Borrower,
                                  ------------


            THE BANKS AND OTHER FINANCIAL INSTITUTIONS NAMED HEREIN,

                                    as Banks,
                                    ---------


                   BANQUE NATIONALE DE PARIS, NEW YORK BRANCH,

          as Issuing Bank, Swing Line Bank, Syndication Agent and Agent
          -------------------------------------------------------------

                                       and

                                    NBD BANK,

                             as Documentation Agent
                             ----------------------



================================================================================

                                TABLE OF CONTENTS
                                -----------------



         Section                                                                                      Page
         -------                                                                                      ----

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01.  Certain Defined Terms..........................................................  1
         SECTION 1.02.  Computation of Time Periods.................................................... 22
         SECTION 1.03.  Accounting Terms............................................................... 22

                                   ARTICLE II

             AMOUNTS AND TERMS OF THE ADVANCES AND LETTERS OF CREDIT

         SECTION 2.01.  The Advances................................................................... 22
         SECTION 2.02.  Making the Advances............................................................ 23
         SECTION 2.03.  Repayment...................................................................... 24
         SECTION 2.04.  Reduction of the Commitments................................................... 25
         SECTION 2.05.  Prepayments.................................................................... 26
         SECTION 2.06.  Interest....................................................................... 27
         SECTION 2.07.  Fees........................................................................... 27
         SECTION 2.08.  Conversion of Advances......................................................... 28
         SECTION 2.09.  Increased Costs, Etc........................................................... 29
         SECTION 2.10.  Payments and Computations...................................................... 30
         SECTION 2.11.  Taxes.......................................................................... 31
         SECTION 2.12.  Sharing of Payments, Etc....................................................... 32
         SECTION 2.13.  Letters of Credit.............................................................. 33
         SECTION 2.14.  Defaulting Lenders
         SECTION 2.15.  Use of Proceeds................................................................ 38

                                   ARTICLE III

                              CONDITIONS OF LENDING

         SECTION 3.01.  Conditions Precedent to Initial Borrowing...................................... 38
         SECTION 3.02.  Conditions Precedent to Each Borrowing......................................... 44
         SECTION 3.03.  Determinations Under Section 3.01.............................................. 44

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01.  Representations and Warranties of the Borrower................................. 45

        Section                                                                                       Page
        -------                                                                                       ----

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

         SECTION 5.01.  Affirmative Covenants.......................................................... 50
         SECTION 5.02.  Negative Covenants............................................................. 54
         SECTION 5.03.  Reporting Requirements......................................................... 59
         SECTION 5.04.  Financial Covenants............................................................ 63



                                   ARTICLE VI

                                EVENTS OF DEFAULT


         SECTION 6.01.  Events of Default.............................................................. 65
         SECTION 6.02.  Actions in Respect of Letters of Credit upon Event of Default.................. 68

                                   ARTICLE VII

                                   THE AGENTS

         SECTION 7.01.  Authorization and Action....................................................... 68
         SECTION 7.02.  Agents' Reliance, Etc.......................................................... 68
         SECTION 7.03.  The Agents and their Affiliates................................................ 69
         SECTION 7.04.  Lender Credit Decision......................................................... 69
         SECTION 7.05.  Indemnification................................................................ 69
         SECTION 7.06.  Successor Agents............................................................... 70

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01.  Amendments, Etc................................................................ 71
         SECTION 8.02.  Notices, Etc................................................................... 72
         SECTION 8.03.  No Waiver; Remedies............................................................ 72
         SECTION 8.04.  Costs and Expenses............................................................. 72
         SECTION 8.05.  Right of Setoff................................................................ 73
         SECTION 8.06.  Binding Effect................................................................. 74
         SECTION 8.07.  Assignments and Participations................................................. 74
         SECTION 8.08.  Confidentiality................................................................ 76
         SECTION 8.09.  Governing Law.................................................................. 76
         SECTION 8.10.  No Liability of the Issuing Banks or the Existing Issuing Banks................ 76
         SECTION 8.11.  Execution in Counterparts...................................................... 77
         SECTION 8.12.  Waiver of Jury Trial........................................................... 77

                                    SCHEDULES
                                    ---------


Schedule I                -     Commitments and Applicable Lending
                                  Offices

Schedule 2.13(a)          -     Existing Letters of Credit

Schedule 3.01(n)(xiii)    -     Consents, Etc.

Schedule 4.01(b)          -     Subsidiaries

Schedule 4.01(j)          -     Disclosed Litigation

Schedule 4.01(m)          -     Plans, Multiemployer Plans and
                                  Welfare Plans

Schedule 4.01(t)          -     Environmental Laws, Etc.

Schedule 4.01(y)          -     Open years

Schedule 4.01(bb)         -     Investment Company, Etc.

Schedule 4.01(dd)         -     Surviving Indebtedness

Schedule 4.01(ee)         -     Real Property

Schedule 4.01(ff)         -     Leased Property

Schedule 4.01(gg)         -     Investments

Schedule 4.01(hh)         -     Intellectual Property

Schedule 5.01(o)          -     Certain Leaseholds

Schedule 5.01(p)(iii)     -     Mortgages

                                    EXHIBITS
                                    --------


Exhibit A-1               -     Form of Term Note

Exhibit A-2               -     Form of Revolving Credit Note

Exhibit B                 -     Form of Notice of Borrowing

Exhibit C                 -     Form of Assignment and Acceptance

Exhibit D-1               -     Form of Security Agreement

Exhibit D-2               -     Form of Patent, Trademark and Copyright Security
                                     Agreement

Exhibit E                 -     Form of Brands Pledge Agreement

Exhibit F-1               -     Form of Brands Guaranty

Exhibit F-2               -     Form of Subsidiaries' Guaranty

Exhibit G-1               -     Form of Solvency Certificate (Signature Brands,
                                     Inc./Signature Brands USA, Inc.)

Exhibit G-2               -     Form of Solvency Certificate (Mr. Coffee, inc.)

Exhibit H                 -     Form of Solvency Letter

Exhibit I                 -     Forms of Privity Letters

Exhibit J                 -     Form of Borrowing Base Report

Exhibit K-1, K-2 & K-3    -     Forms of Opinion of Counsel for the
                                     Loan Parties

                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of August 17, 1994 among SIGNATURE BRANDS, INC., an Ohio corporation ("SIGNATURE" and, prior to the Second Merger (as hereinafter defined) or together with Mr. Coffee (as hereinafter defined) immediately following the Second Merger, the "BORROWER"), the banks and other financial institutions (the "BANKS") listed on the signature pages hereof, BANQUE NATIONALE DE PARIS ("BNP"), as the Issuing Bank (as hereinafter defined), as swing line bank (the "SWING LINE BANK"), and as agent (together with any successors appointed pursuant to Article VII, the "AGENT") for the Lenders (as hereinafter defined), the Issuing Bank (as hereinafter defined) and the Existing Issuing Banks (as hereinafter defined) hereunder.

PRELIMINARY STATEMENTS:

                  (1) Java Acquisition Corporation, a Delaware corporation and wholly owned Subsidiary (as hereinafter defined) of Signature ("ACQUISITION"), was organized by Signature, a wholly owned Subsidiary of Signature Brands USA, Inc., a Delaware corporation ("BRANDS"), to acquire control of Mr. Coffee, inc., a Delaware corporation ("MR. COFFEE").

                  (2) Pursuant to a certificate of merger to be filed with the Secretary of State of the State of Delaware (the "FIRST MERGER CERTIFICATE") and an Agreement and Plan of Merger dated as of May 24, 1994 (as amended, supplemented or otherwise modified through the date hereof, the "MERGER AGREEMENT") among Brands, Signature, Acquisition and Mr. Coffee, Acquisition will merge with and into Mr. Coffee (the "FIRST MERGER") after which Mr. Coffee will be the surviving corporation and a wholly owned Subsidiary of Signature (the "SURVIVING CORPORATION").

                  (3) Promptly after the First Merger, pursuant to a certificate of ownership and merger to be filed with the Secretary of State of the State of Delaware (the "SECOND MERGER CERTIFICATE"), the Surviving Corporation will merge with and into Signature (the "SECOND MERGER", and together with the First Merger, the "MERGERS") after which Signature will be the surviving corporation.

                  (4) The Borrower has requested that, after execution and delivery hereof, and immediately upon satisfaction of the conditions contained herein and from time to time thereafter, the Lenders and the Issuing Bank extend credit to the Borrower up to an aggregate of $125,000,000 at any time outstanding in order to finance in part the Mergers, to pay transaction fees and expenses in connection with the Mergers and the other transactions contemplated hereby, to refinance certain existing credit facilities of Signature and Mr. Coffee and to provide working capital and letter of credit support for the Borrower and its Subsidiaries. The Lenders and the Issuing Bank have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACQUISITION" has the meaning specified in the Preliminary Statements to this Agreement.

                  "ADVANCE" means a Term Advance, a Revolving Credit Advance, a Letter of Credit Advance or a Swing Line Advance.

                  "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "CONTROL" (including the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  " AGENT" has the meaning specified in the recital of parties to this Agreement and shall not refer to either the Syndication Agent or the Documentation Agent unless the context otherwise specifically so indicates, but 'AGENTS' shall refer to the Agent, the Syndication Agent and the Documentation Agent."

                  "AGENT'S ACCOUNT" means the account of the Agent maintained by the Agent at the Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10048, Account No. 75042070103, or such other account maintained by the Agent and designated by the Agent in a written notice to the Lenders, the Issuing Bank, the Existing Issuing Banks and the Borrower.

                  "APPLICABLE LENDING OFFICE" means (a) with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance, (b) with respect to the Issuing Bank, such Issuing Bank's Domestic Lending Office in the case of a Letter of Credit Advance and (c) with respect to each Existing Issuing Bank, such Existing Bank's Domestic Lending Office in the case of a Letter of Credit Advance and (d) with respect to the Swing Line Bank, the Swing Line Bank's Domestic Lending Office in the case of a Swing Line Advance.

                  "APPLICABLE MARGIN" means 1.00% per annum for Base Rate Advances and 2.50% per annum for Eurodollar Rate Advances.

                  "APPROPRIATE LENDER" means, at any time, with respect to (a) either of the Term or Revolving Credit Facilities, a Lender that has a Commitment with respect to such Facility at such time, (b) the Letter of Credit Facility, (i) any Issuing Bank and (ii) if the other Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.13(c) that are outstanding at such time, each such other Revolving Credit Lender and (c) the Swing Line Facility, (i) the Swing Line Bank and (ii) if the other Revolving Credit Lenders have made Swing Line Advances pursuant to Section 2.02(f) that are outstanding at such time, each such other Revolving Credit Lender.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

                  "ASSUMPTION AGREEMENT" means the assumption agreement in form and substance satisfactory to the Lenders, pursuant to which Signature assumes all of the Obligations of the Borrower under the Loan Documents.

                  "AVAILABLE AMOUNT" of any Letter of Credit means, at any time, the maximum available amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

                  "BANKS" has the meaning specified in the recital of parties to this Agreement.

                  "BASE RATE" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                           (a) the rate of interest announced publicly by BNP in
                  New York City, from time to time as its prime rate (and such term shall not be construed to be its best or most favorable rate); and

                           (b) 1/2 of 1% per annum above the Federal Funds Rate.

                  "BASE RATE ADVANCE" means an Advance that bears interest as provided in Section 2.06(a)(i).

                  "BNP" has the meaning specified in the recital of parties to this Agreement.

                  "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors of such Person or any duly authorized committee of such board.

                  "BORROWER" has the meaning specified in the recital of parties to this Agreement.

                  "BORROWER'S ACCOUNT" means the account of the Borrower maintained by the Borrower with BNP at its office at 499 Park Avenue, New York, New York 10022, Account No. 20168100193, or such other account as is agreed upon between the Borrower and the Agent.

                  "BORROWING" means a Term Borrowing, a Revolving Credit Borrowing or a Swing Line Borrowing.

                  "BORROWING BASE REPORT" has the meaning specified in Section 3.01(n).

                  "BRANDS" has the meaning specified in the Preliminary Statements to this Agreement.

                  "BRANDS GUARANTY" has the meaning specified in Section
         3.01(n).

                  "BRANDS PLEDGE AGREEMENT" has the meaning specified in Section 3.01(n).

                  "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "CAPITAL EXPENDITURES" means, for any period, the sum (without duplication) of (a) all expenditures during such period for capital assets as determined in accordance with GAAP for such period (other than expenditures for replacements and substitutions for such capital assets from the proceeds of insurance) PLUS (b) the aggregate principal amount of all Indebtedness (including obligations under Capitalized Leases) assumed or incurred in connection with any expenditures referred to in clause (a) above.

                  "CAPITALIZED LEASES" has the meaning specified in clause (e) of the definition of "INDEBTEDNESS".

                  "CASH EQUIVALENTS" means any of the following, to the extent owned by the Borrower free and clear of all Liens (other than any Liens created pursuant to the Security Agreement) and having a maturity of not greater than 90 days from the date of acquisition thereof:

                           (a) readily marketable direct obligations of the
                  Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States;

                           (b) certificates of deposit of or time deposits with
                  any commercial bank that is (i) a Lender or (ii) a member of the Federal Reserve System that issues (or the parent of which issues) commercial paper rated as described in clause (c) below, that is organized under the laws of the United States or any state thereof and that has combined capital and surplus of at least $750,000,000;

                           (c) commercial paper in an aggregate amount of no
                  more than $250,000 per issuer at any time outstanding, issued by any corporation organized under the laws of any state of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Corporation; or

                           (d) money market mutual funds registered under the
                  Investment Company Act, investing in obligations, or repurchase agreements secured by obligations, of the type described in clause (a) or (b) above.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

                  "CLAIMS" has the meaning specified in the definition of "ENVIRONMENTAL ACTION".

                  "COLLATERAL" means all "Collateral" referred to in the Collateral Documents and all other property that is subject to any Lien in favor of the Agents, the Swing Line Bank,, the Lenders, the Issuing Bank, the Existing Issuing Banks or the Hedge Banks.

                  "COLLATERAL DOCUMENTS" means the Brands Pledge Agreement, the Security Agreement, the Patent, Trademark and Copyright Security Agreement, the Mortgages and each other agreement evidencing the creation of a Lien upon the Collateral in favor of the Agents, the Swing Line Bank,, the Lenders, the Issuing Bank, the Existing Issuing Banks or the Hedge Banks.

                  "COMMITMENT" means a Term Commitment, a Revolving Credit Commitment or a Letter of Credit Commitment.

                  "CONCEPTS" means Mr. Coffee Concepts, Inc., a North Carolina corporation, 50% of the issued and outstanding capital stock of which is owned by Mr. Coffee and 50% of the issued and outstanding capital stock of which is owned by S&D Coffee Co.

                  "CONFIDENTIAL INFORMATION" means information that is furnished to the Agents, any Lender, the Issuing Bank or any Existing Issuing Bank by or on behalf of the Borrower on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Agents, any Lender, the Issuing Bank or any Existing Issuing Bank of its obligations hereunder or that is or becomes available to the Agents, such Lender, the Issuing Bank or such Existing Issuing Bank from a source other than the Borrower that is not, to the best of the Agents, such

         Lender's, the Issuing Bank's or such Existing Issuing Bank's knowledge, acting in violation of a confidentiality agreement with the Borrower.

                  "CONSOLIDATED" refers to the consolidation of accounts in accordance with GAAP.

                  "CONVERSION", "CONVERT" and "CONVERTED" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.08 or 2.09.

                  "CURRENT ASSETS" means, with respect to any Person for any period, all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person during such period, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

                  "CURRENT LIABILITIES" means, with respect to any Person for any period, (a) all Indebtedness (other than Funded Indebtedness) of such Person that by its terms is payable on demand or matures within one year after the date of incurrence (excluding any Indebtedness renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date) and (b) all other items (including, without limitation, taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

                  "DEFAULT" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "DEFAULTED ADVANCE" means, with respect to any Lender at any time, the amount of any Advance required to be made by such Lender to the Borrower pursuant to Section 2.01 at or prior to such time that has not been so made as of such time; PROVIDED, HOWEVER, that any Advance made by the Agent for the account of such Lender pursuant to Section 2.02(d) shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed the Agent therefor as provided in Section 2.02(d). In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.14(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

                  "DEFAULTED AMOUNT" means, with respect to any Lender at any time, any amount required to be paid by such Lender to the Agents, the Swing Line Bank,, any other Lender, the Issuing Bank or any Existing Issuing Bank hereunder or under any other Loan Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Issuing Bank or any Existing Issuing Bank pursuant to Section 2.13(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank or such Existing Issuing Bank, (b) the Agents, the Swing Line Bank, pursuant to Section 2.02(d) to reimburse the Agents, the Swing Line Bank, for the amount of any Advance made by the Agents, the Swing Line Bank, for the account of such Lender, (c) any other Lender pursuant to Section 2.12 to purchase any participation in Advances owing to such other Lender and (d) the Agents, the Swing Line Bank,, the Issuing Bank or any Existing Issuing Bank, as the case may be, pursuant to Section 7.05 to reimburse the Agents, the Swing Line Bank,, the Issuing Bank or such Existing Issuing Bank for such Lender's ratable share of any amount required to be paid by the Lenders to the Agents, the Swing Line Bank,, the Issuing Bank or such Existing Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.14(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be made hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

                  "DEFAULTING LENDER" means, at any time, any Lender that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take or be the subject of any action or proceeding of a type described in Section 6.01(e).

                  "DISCLOSED LITIGATION" has the meaning specified in Section 4.01(j).

                  "DOCUMENTATION AGENT" means NBD Bank.

                  "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank, the office of such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender, or such other office of such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank as such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank may from time to time specify to the Borrower and the Agent.

                  "EBITDA" means, for any Person for any period, (a) net income (or net loss) PLUS (b) the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense, (v) noncash charges relating to pensions, stock options, stock appreciation rights and other equity based employee incentive plans and (vi) extraordinary or unusual losses deducted in calculating net income LESS the sum of (1) extraordinary or unusual gains added in calculating net income and (2) noncash credits relating to pensions, stock options, stock appreciation rights and other equity based employee incentive plans, in each case determined in accordance with GAAP for such Person for such period and (vii) Nonrecurring Restructuring and Relocation Charges before income taxes.

                  "ELIGIBLE ASSIGNEE" means:

                           (a) a commercial bank organized under the laws of the
                  United States, or any state thereof, and having a combined capital and surplus of at least $750,000,000;

                           (b) a savings and loan association or savings bank
                  organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $750,000,000;

                           (c) a commercial bank organized under the laws of any
                  other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having a combined capital and surplus of at least $750,000,000 so long as such bank is acting through a branch or agency located in the United States;

                           (d) the central bank of any country that is a member
                  of the OECD;

                           (e) a finance company, insurance company or other
                  financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $750,000,000 or with respect to a fund with total assets under its management in excess of $500,000,000; and

                           (f) any other Person (other than an Affiliate of the
                  Borrower) approved by the Agent and the Borrower, such approval not to be unreasonably withheld.

                  "ELIGIBLE COLLATERAL" means, collectively, Eligible Inventory and Eligible Receivables.

                  "ELIGIBLE INVENTORY" means any Inventory owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens in favor of the Agent, the Lenders, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Hedge Banks securing the Secured Obligations) other than the following:

                           (a) Inventory consisting of "perishable agricultural
                  commodities" within the meaning of the Perishable Agricultural Commodities Act of 1930, as amended, and the regulations thereunder, other than, to the extent consisting of "perishable agricultural commodities", coffee having an aggregate value not to exceed at any time $1,000,000, or on which a Lien has arisen or may arise in favor of agricultural producers under comparable state or local laws;

                           (b) Inventory located on leaseholds or in warehouses,
                  in each case, except for such leaseholds identified on
                  Schedule 5.01(o) to the extent permitted in Section 5.01(o), as to which the lessor or the warehouseman has not entered into a consent and agreement providing for such rights as may be reasonably requested by the Agent;

                           (c) Inventory of the Borrower or such Subsidiary in
                  the possession of any supplier (other than any such supplier with respect to which such Inventory is located on real property leased by such supplier from an unaffiliated third party) of the Borrower or such Subsidiary, in each case, as to which such supplier has not entered into a consent and agreement providing for such rights as may be reasonably requested by the Agent;

                           (d) Inventory in respect of which the Security
                  Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority Lien in favor of the Agent, the Lenders, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Hedge Banks securing the Secured Obligations;

                           (e) Inventory with respect to which the
                  representations and warranties set forth in Section 8 of the Security Agreement that are applicable to Inventory are not true and correct;

                           (f) Inventory that fails to meet all standards
                  imposed by any governmental agency, or department or division thereof, having regulatory authority over such Inventory, its use or its sale;

                           (g) Inventory that is subject to any licensing,
                  patent, royalty, trademark, trade name or copyright agreements with any third party from whom the Borrower or any such Subsidiary has received notice of a dispute in respect of any such agreement;

                           (h) Inventory located outside the United States or
                  Canada other than Inventory in transit to the Borrower or such Subsidiary and as to which title has passed to the Borrower or such Subsidiary;

                           (i) Inventory consisting of work in progress, as such
                  Inventory is identified in the books and records of the Borrower or such Subsidiary; and

                           (j) Inventory that is obsolete, unusable or otherwise
                  unavailable for sale in the ordinary course of business of the Borrower or such Subsidiary.

         The value of such Eligible Inventory shall be its book value determined in accordance with GAAP unless the Agent determines, in its reasonable discretion (taking into consideration, among other factors, its cost and its liquidation value), that such Eligible Inventory shall be valued at a lower value.

                  "ELIGIBLE RECEIVABLES" means any Receivables owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens in favor of the Agent, the Lenders, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Hedge Banks securing the Secured Obligations) other than the following:

                           (a) Receivables that do not arise out of sales of
                  goods or the rendering of services in the ordinary course of business of the Borrower or such Subsidiary;

                           (b) Receivables on terms other than those normal or
                  customary in the business of the Borrower or such Subsidiary;

                           (c) Receivables owing from any Person that is an
                  Affiliate of the Borrower or such Subsidiary other than Receivables on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate;

                           (d) Receivables that are more than 180 days past the
                  original invoice date or more than 60 days past the date due;

                           (e) Receivables owing from any Person for whom an
                  aggregate amount of more than 20% of the Receivables owing therefrom is more than 60 days past due;

                           (f) Receivables owing from any Person that (i) has
                  disputed liability for any Receivable owing from such Person in the amount of such disputed Receivable or (ii) has otherwise asserted any claim, demand or liability against the Borrower or any of its Subsidiaries, whether by action, suit or counterclaim;

                           (g) Receivables owing from any Person that shall take
                  or be the subject of any action or proceeding of a type described in Section 6.01(e);

                           (h) Receivables (i) owing from any Person that is
                  also (A) a supplier to the Borrower or such Subsidiary except to the extent that the amount of such Receivables exceeds the amount owed to such supplier or (B) a creditor of the Borrower or such Subsidiary except to the extent that the amount of such Receivables exceeds the amount of any indebtedness owed to such creditor (unless, in each case, such Person has waived any right of setoff in a manner acceptable to the Agent) or
                  (ii) representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling the Borrower or such Subsidiary to discounts on future purchase therefrom;

                           (i) Receivables arising out of sales to account
                  debtors outside the United States or Canada;

                           (j) Receivables arising out of sales on a
                  bill-and-hold, guaranteed sale, sale-or- return, sale on approval or consignment basis or subject to any right of setoff or right of return or charge-back;

                           (k) Receivables owing from an account debtor that is
                  an agency, department or instrumentality of the United States or any state thereof or Canada or any province or territory thereof, unless, with respect to the United States or such state thereof, the Borrower or such Subsidiary shall have satisfied the requirements of the Assignment of Claims Act of 1940, as amended, and any similar state legislation and the Agent is satisfied as to the absence of set-offs, counterclaims and other defenses on the part of such account debtor; and

                           (l) Receivables in respect of which the Security
                  Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority Lien in favor of the Agent, the Lenders, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Hedge Banks securing the Secured Obligations.

         The value of such Eligible Receivables shall be their book value determined in accordance with GAAP unless the Agent determines, in its reasonable discretion, that such Eligible Receivables shall be valued at a lower value.

                  "ENVIRONMENTAL ACTION" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of noncompliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit (collectively, "CLAIMS") including, without limitation, (a) any Claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any Claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "ENVIRONMENTAL LAW" means any federal, state or local law, statute, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act, in each case as amended from time to time.

                  "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "EQUITY INVESTORS" means ML-Lee Acquisition Fund L.P., ML-Lee Acquisition Fund II, L.P., ML Lee Acquisition Fund (Retirement Accounts) II, L.P., Thomas H. Lee Equity Partners, L.P. and its co-investors, Thomas H. Lee Company.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "ERISA AFFILIATE" means, with respect to any Person, any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA EVENT" means, with respect to any Person:

                           (a) the occurrence of a reportable event, within the
                  meaning of Section 4043 of ERISA, with respect to any Plan maintained or contributed to by such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC;

                           (b) the provision by the administrator of any Plan of
                  such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA);

                           (c) the cessation of operations at a facility of such
                  Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA;

                           (d) the withdrawal by such Person or any of its ERISA
                  Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA;

                           (e) the failure by such Person or any of its ERISA
                  Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA;

                           (f) the adoption of an amendment to a Plan of such
                  Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or

                           (g) the institution by the PBGC of proceedings to
                  terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "EURODOLLAR RATE" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of BNP in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to BNP's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% MINUS the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "EURODOLLAR RATE ADVANCE" means an Advance that bears interest as provided in Section 2.06(a)(ii).

                  "EURODOLLAR RATE RESERVE PERCENTAGE" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                  "EVENTS OF DEFAULT" has the meaning specified in Section 6.01.

                  "EXCESS CASH FLOW" means, for any period, the sum of (a) Consolidated pre-tax income (or pre-tax loss) of the Borrower and its Subsidiaries for such period LESS (b) Consolidated income tax expense of Borrower and its Subsidiaries for such period PLUS (c) an amount equal to the aggregate amount of all noncash charges deducted in arriving at such Consolidated net income (or net loss) for such period PLUS (d) an amount (whether positive or negative), without duplication of any amount specified in clause (c) above, equal to the change in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such period LESS (e) an amount equal to the aggregate amount of all noncash credits included in arriving at such Consolidated net income (or net loss) for such period LESS (f) an amount (whether positive or negative), without duplication of any amount specified in clause (e) above, equal to the change in Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such period LESS (g) an amount equal to the amount of all Capital Expenditures of the Borrower and its Subsidiaries made in cash during such period to the extent permitted by this Agreement LESS (h) an amount equal to the aggregate amount of all regularly scheduled principal payments of Funded Indebtedness made during such period, together with any optional prepayments of any Term Advances made during such period in accordance with Section 2.05(a), LESS (i) an amount equal to the amount of all dividends and distributions by the Borrower paid in cash during such period to the extent permitted by
         Section 5.02(g)(ii) LESS (j) an amount equal to the amount by which any prepayment of Term Advances under Section 2.05(b)(ii)(A) exceeds the book value of the assets sold, leased, transferred or otherwise disposed of that gave rise to such prepayment.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  "EXISTING ISSUING BANK" means an issuer of an Existing Letter of Credit.

                  "EXISTING LETTERS OF CREDIT" has the meaning specified in
         Section 2.13(a).

                  "FACILITY" means the Term Facility, the Revolving Credit Facility, the Letter of Credit Facility or the Swing Line Facility..

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period (i) to the rate published by the Telerate service on page five of its daily report as the "New York Offered Rate" as of 10:00 A.M. (New York City time) for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) or (ii) if the Telerate service shall cease to publish or otherwise shall not publish such rates for any day that is a Business Day, to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

                  "FIRST MERGER" has the meaning specified in the Preliminary Statements to this Agreement.

                  "FIRST MERGER CERTIFICATE" has the meaning specified in the Preliminary Statements to this Agreement.

                  "FIXED CHARGE COVERAGE RATIO" means, with respect to any Person for any period, without duplication, the ratio of (a) Consolidated EBITDA for such Person and its Subsidiaries for such period LESS income taxes of such Person and its Subsidiaries that have been paid in cash during such period to (b) the sum of (i) Interest Expense of such Person and its Subsidiaries that have been paid in cash during such period and (ii) regularly scheduled principal payments of Funded Indebtedness of such Person and its Subsidiaries made during such period.

                  "FUNDED INDEBTEDNESS" means, with respect to any Person, Indebtedness in respect of the Advances, in the case of the Borrower, and all other Indebtedness of such Person that by its terms matures more than one year from the date of incurrence or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date.

                  "GAAP" has the meaning specified in Section 1.03.

                  "GUARANTY" means the Brands Guaranty or the Subsidiaries' Guaranty.

                  "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas,
         (b) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any Environmental Law and (c) any other substance that is regulated under any Environmental Law.

                  "SIGNATURE" has the meaning specified in the recital of parties to this Agreement.

                  "HEDGE AGREEMENTS" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                  "HEDGE BANKS" has the meaning specified in the Security Agreement.

                  "INCREASED TERM COMMITMENT" means the amount set forth opposite such Term Lender's name on Schedule I hereto.

                  "INDEBTEDNESS" of any Person means, without duplication:

                           (a) all indebtedness of such Person for borrowed
                  money;

                           (b) all Obligations of such Person for the deferred
                  purchase price of property or services (including, without limitation, covenants not to compete) other than trade payables and accrued expenses, each not overdue by more than 60 days after the original due date and incurred in the ordinary course of such Person's business;

                           (c) all Obligations of such Person evidenced by
                  notes, bonds, debentures or other similar instruments;

                           (d) all Obligations of such Person created or arising
                  under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

                           (e) all Obligations of such Person as lessee under
                  leases that have been or should be, in accordance with GAAP, recorded as capital leases ("CAPITALIZED LEASES");

                           (f) all Obligations, contingent or otherwise, of such
                  Person under acceptance, letter of credit or similar facilities;

                           (g) all Obligations of such Person to purchase,
                  redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference PLUS accrued and unpaid dividends;

                           (h) all Obligations of such Person in respect of
                  Hedge Agreements;

                           (i) all Indebtedness of others referred to in clauses
                  (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including, without limitation, any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss; and

                           (j) all Indebtedness referred to in clauses (a)
                  through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                  "INDEMNIFIED PARTY" has the meaning specified in Section 8.04(b).

                  "INDENTURE" means the Indenture dated as of August 17, 1994 between the Borrower and American Bank National Association, as trustee, pursuant to which the Subordinated Notes are issued.

                  "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "INTEREST COVERAGE RATIO" means, with respect to any Person for any period, the ratio of (a) Consolidated EBITDA of such Person and its Subsidiaries for such period to (b) Interest Expense of such Person and its Subsidiaries for such period.

                  "INTEREST EXPENSE" means, with respect to any Person for any period, interest expense (including the interest component on obligations under Capitalized Leases), whether paid or accrued, on all Indebtedness of such Person and its Subsidiaries for such period, including, without limitation, (a) interest expense in respect of Indebtedness resulting from Advances, (b) interest expense in respect of the Subordinated Notes, (c) commissions, discounts and other fees and charges payable in connection with letters of credit (including, without limitation, any Letters of Credit) and (d) any net payment payable in connection with Hedge Agreements LESS any net credits received in connection with Hedge Agreements, but excluding amortization with respect to deferred financing fees.

                  "INTEREST PERIOD" means, for all Eurodollar Rate Advances comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advances or on the date of the Conversion of any Base Rate Advance into any such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; PROVIDED, HOWEVER, that:

                           (a) the Borrower may not select any Interest Period
                  that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Advances due and payable on or prior to such date;

                           (b) Interest Periods commencing on the same date for
                  Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

                           (c) whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; PROVIDED, HOWEVER, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

                           (d) whenever the first day of any Interest Period
                  occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "INVENTORY" has the meaning specified in the Security
         Agreement.

                  "INVESTMENT" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Indebtedness of the types referred to in clauses (i) and (j) of the definition of "INDEBTEDNESS" in respect of such Person.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

                  "ISSUING BANK" means BNP as the issuer of the Letters of Credit.

                  "KAVA" means Java Kava International Ltd., a U.S. Virgin Islands corporation.

                  "L/C CASH COLLATERAL ACCOUNT" has the meaning specified in the Security Agreement.

                  "L/C RELATED DOCUMENTS" has the meaning specified in Section 2.13(e).

                  "LENDERS" means the Banks listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to
         Section 8.07.

                  "LETTER OF CREDIT" has the meaning specified in Section
         2.13(a).

                  "LETTER OF CREDIT ADVANCE" has the meaning specified in
         Section 2.13(c).

                  "LETTER OF CREDIT AGREEMENT" has the meaning specified in
         Section 2.13(b).

                  "LETTER OF CREDIT COMMITMENT" means, with respect to the Issuing Bank, at any time, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, set forth for the Issuing Bank in the Register maintained by the Agent pursuant to Section 8.07(c) as the Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

                  "LETTER OF CREDIT FACILITY" means the amount of the Letter of Credit Commitment of the Issuing Bank.

                  "LEVERAGE RATIO" means, with respect to any Person at any date of determination, the ratio of (a) Funded Indebtedness (other than Indebtedness in respect of the Revolving Credit Advances, the Letter of Credit Advances and the Subordinated Notes) of such Person and its Subsidiaries at such date to (b) with respect to any month ending prior to September 1, 1995, an amount equal to Consolidated EBITDA of such Person and its Subsidiaries as of the last day of the most recently completed Rolling Period multiplied by a quotient derived by dividing 12 by the number of months (including any fraction thereof) in such Rolling Period and, with respect to any month thereafter, Consolidated EBITDA of such Person and its Subsidiaries as of the last day of the most recently completed Rolling Period prior to such date.

                  "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, each Guaranty, the Collateral Documents, each Letter of Credit Agreement and each other agreement evidencing the payment of obligations secured by Collateral Documents.

                  "LOAN PARTIES" means the Borrower, Brands, the Surviving Corporation and each other Subsidiary of the Borrower that executes a security agreement and/or guaranty pursuant to Section 5.02(i).

                  "LOAN VALUE" means a percentage of the value of any item of Eligible Collateral equal to, with respect to all Eligible Collateral, the sum of up to the following amounts and, with respect to a particular category of Eligible Collateral, up to the following amount for such category of Eligible Collateral: (a) with respect to Eligible Inventory, 50% or, with respect to the months of August through November in each year, 60%; and (b) with respect to Eligible Receivables, 80%; PROVIDED, HOWEVER, that the Agent may, in its reasonable discretion, following a field examination and based on its analysis of potential factors arising after the date hereof that may dilute the value of Eligible Collateral, revise from time to time the percentage of the value of any individual item of Eligible Collateral that shall be used in determining Loan Value.

                  "MARGIN STOCK" has the meaning specified in Regulation U.

                  "MATERIAL ADVERSE CHANGE" means, with respect to Brands, the Borrower or, prior to the Second Merger, the Surviving Corporation, any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of such Loan Party and its Subsidiaries, taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means, with respect to Brands, the Borrower or, prior to the Second Merger, the Surviving Corporation, any material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of such Loan Party and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Agent, any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank under any Loan Document or any Related Document or (c) the ability of such Loan Party to perform its Obligations under any Loan Document or Related Document to which it is or is to be a party.

                  "MERGER AGREEMENT" has the meaning specified in the Preliminary Statements to this Agreement.

                  "MERGERS" has the meaning specified in the Preliminary Statements to this Agreement.

                  "MONTHLY ROLLING PERIOD" means (a) with respect to any fiscal month ending prior to September 1, 1995, the period commencing on the date of the initial Borrowing and ending on the last day of such fiscal month and (b) with respect to any fiscal month ending thereafter, such fiscal month and the 11 immediately preceding fiscal months.

                  "MORTGAGE POLICIES" has the meaning specified in Section 5.01(p).

                  "MORTGAGES" has the meaning specified in Section 5.01(p).

                  "MR. COFFEE" has the meaning specified in the Preliminary Statements to this Agreement.

                  "MULTIEMPLOYER PLAN" means, with respect to any Person, a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "MULTIPLE EMPLOYER PLAN" means, with respect to any Person, a single employer plan, as defined in Section 4001(a)(15) of ERISA, that
         (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "NET CASH PROCEEDS" means, with respect to any sale, lease, transfer or other disposition of any asset or the incurrence or issuance of any Indebtedness or capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock by any Person, the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction after deducting therefrom only (a) reasonable and customary registration fees, brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction, (c) the amount of any Indebtedness secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such sale, lease, transfer or other disposition and (d) other reasonable and customary costs and expenses ordinarily incurred and paid by a seller, lessor, transferor or issuer, as the case may be, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate (other than payments to Brands required under the Tax Sharing Agreement) and are properly attributable to such transaction or to the asset that is the subject thereof.

                  "NET WORTH" means, at any date of determination, an amount equal to the sum of (i) $46,000,000 and (ii) cumulative Consolidated net income (or net loss) of the Borrower and its Subsidiaries commencing on September 28, 1997.

                  "NEW SUBSIDIARY" has the meaning specified in Section 5.02(i).

                  "NONRECURRING CAPITAL EXPENDITURES" means, for fiscal years 1997 and 1998, an aggregate amount of Capital Expenditures not to exceed $4,000,000 related solely to (i) the upgrade of existing management information systems, (ii) the analysis, design and implementation of new management information systems and (iii) leasehold improvements at the new corporate headquarters and new manufacturing, assembly and warehouse facility of Brands and its Subsidiaries located at 7005 Cochran Road, Glenwillow, Ohio.

                  "NON-RECURRING RESTRUCTURING AND RELOCATION CHARGES" means, for fiscal year 1997, an aggregate amount of relocation and severance expenses not to exceed $2,875,000 before income taxes ($1,782,500 net of income taxes) related solely to the (i) termination of the former CEO and other management employees, (ii) relocation and compensation expenses incurred with the installation of the new CEO, and (iii) relocation expenses associated with the move to the new corporate headquarters and new manufacturing, assembly and warehouse facility of Brands and its subsidiaries located at 7005 Cochran Road, Glenwillow, Ohio.

                  "NOTE" means a Term Note or a Revolving Credit Note.

                  "NOTICE OF BORROWING" has the meaning specified in Section 2.02(a).

                  "NOTICE OF ISSUANCE" has the meaning specified in Section 2.13(b).

                  "NOTICE OF RENEWAL" has the meaning specified in Section 2.13(a).

                  "NOTICE OF SWING LINE BORROWING" has the meaning specified in
         Section 2.02(f).

                  "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(e). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "OECD" means the Organization for Economic Cooperation and Development.

                  "OPEN YEAR" has the meaning specified in Section 4.01(y).

                  "OTHER TAXES" has the meaning specified in Section 2.11(b).

                  "PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT" has the meaning specified in Section 3.01(n) and shall include any patent, trademark and copyright security agreement entered into by any Person pursuant to Section 5.02(i), in each case as amended, supplemented or otherwise modified from time to time.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PERMITTED ENCUMBRANCES" has the meaning specified in the Mortgages.

                  "PERMITTED LIENS" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced:

                           (a) Liens for taxes, assessments and governmental
                  charges or levies to the extent not required to be paid under
                  Section 5.01(b) hereof or Section 6 of the Brands Guaranty;

                           (b) Liens imposed by law, such as materialmen's,
                  mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) either individually or when aggregated with all other Permitted Liens outstanding on any date of determination, do not materially affect the use or value of the property to which they relate;

                           (c) pledges or deposits to secure obligations under
                  workers' compensation laws or similar legislation or to secure public or statutory obligations; and

                           (d) easements, rights of way and other encumbrances
                  on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

                  "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PLAN" means a Single Employer Plan or a Multiple Employer
         Plan.

                  "PLEDGED INDEBTEDNESS" has the meaning specified in the Security Agreement.

                  "PLEDGED SHARES" has the meaning specified in the Security Agreement.

                  "PREFERRED STOCK" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

                  "PRO RATA SHARE" of any amount means, with respect to any Lender at any time, the product of (a) a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the Revolving Credit Facility at such time and (b) such amount.

                  "QUARTERLY ROLLING PERIOD" means, with respect to any fiscal quarter, such fiscal quarter and the three immediately preceding fiscal quarters.

                  "RECEIVABLES" has the meaning specified in the Security Agreement.

                  "REDEEMABLE" means, with respect to any Preferred Stock, any such Preferred Stock that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

                  "REGISTER" has the meaning specified in Section 8.07(c).

                  "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "RELATED DOCUMENTS" means the Merger Agreement, the Tax Sharing Agreement, Subordinated Notes Documents, the Signature Merger Documents, the Assumption Agreement and the Warrant Agreement.

                  "REQUIRED LENDERS" means, at any time, Lenders owed or holding in the aggregate greater than 66-2/3% of the sum of (a) the aggregate unpaid principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate unused Commitments under the Term Facility and the aggregate Unused Revolving Credit Commitments at such time; PROVIDED, HOWEVER, that, if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) unless such Lender is timely contesting in good faith the Defaulted Advances or Defaulted Amounts of such Defaulting Lenders, the aggregate principal amount of the Advances made by such Lender and outstanding at such time, (ii) such Lender's pro rata portion of the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) the unused Term Commitment and the Unused Revolving Credit Commitment of such Lender at such time.

                  "REVOLVING CREDIT ADVANCE" has the meaning specified in
         Section 2.01(b).

                  "REVOLVING CREDIT BORROWING" means a borrowing consisting of simultaneous Revolving Credit Advances made by the Revolving Credit Lenders.

                  "REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Revolving Credit Lender's name on Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Revolving Credit Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Revolving Credit Lender in the Register maintained by the Agent pursuant to Section 8.07(c) as such Revolving Credit Lender's "Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

                  "REVOLVING CREDIT FACILITY" means, at any time, the aggregate amount of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

                  "REVOLVING CREDIT LENDER" means any Lender that has a Revolving Credit Commitment.

                  "REVOLVING CREDIT NOTE" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances and the Letter of Credit Advances made by such Lender.

                  "ROLLING PERIOD" means a Monthly Rolling Period or a Quarterly Rolling Period, as the case may be.

                  "SECOND MERGER" has the meaning specified in the Preliminary Statements to this Agreement.

                  "SECOND MERGER CERTIFICATE" has the meaning specified in the Preliminary Statements to this Agreement.

                  "SECURED OBLIGATIONS" has the meaning specified in the Security Agreement.

                  "SECURITY AGREEMENT" has the meaning specified in Section 3.01(n) and shall include any security agreement entered into by any Person pursuant to Section 5.02(i), in each case as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms and this Agreement.

                  "SIGNATURE" means Signature Brands, Inc., an Ohio corporation and wholly-owned subsidiary of Brands.

                  "SIGNATURE MERGER DOCUMENTS" means the certificate of merger and the Agreement and Plan of Merger effecting the merger of the Borrower into Signature, together with any and all other documents executed in connection therewith.

                  "SINGLE EMPLOYER PLAN" means, with respect to any Person, a single employer plan, as defined in Section 4001(a)(15) of ERISA, that
         (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SOLVENT" and "SOLVENCY" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person,
         (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or in a transaction, and is not about to engage in business or in a transaction, for which such Person's property would constitute unreasonably small capital.

                  "STANDBY LETTER OF CREDIT" means any Letter of Credit other than a Trade Letter of Credit.

                  "SUBORDINATED NOTES" means the 13% Senior Subordinated Notes Due 2002 of the Borrower in an aggregate principal amount of up to $70,000,000 issued pursuant to the Indenture.

                  "SUBORDINATED NOTES DOCUMENTS" means the Indenture and all other agreements, documents and instruments pursuant to which the Subordinated Notes are issued.

                  "SUBSIDIARY" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of
         (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "SUBSIDIARIES' GUARANTY" has the meaning specified in Section 3.01(n) and shall include any guaranty entered into by any Person pursuant to Section 5.02(i), in each case as such guaranty may be amended, supplemented or otherwise modified from time to time in accordance with its terms and with this Agreement.

                  "SURVIVING CORPORATION" has the meaning specified in the Preliminary Statements to this Agreement.

                  "SURVIVING INDEBTEDNESS" has the meaning specified in Section 3.01(g).

                  "SWING LINE ADVANCE" means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(c) or (b) any Revolving Credit Lender pursuant to Section 2.02(f).

                  "SWING LINE BANK" has the meaning specified in the recital of parties to this Agreement.

                  "SWING LINE BORROWING" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

                  "SWING LINE FACILITY" has the meaning specified in Section 2.01(c).

                  "'SYNDICATION AGENT' means BNP.

                  "TAX SHARING AGREEMENT" means the Agreement for the Allocation of Federal Income Tax Liability and Benefits among Members of Lee-Continental Corp. (n/k/a Signature Brands USA, Inc.) Consolidated

         Group dated as of April 28, 1988, as amended, supplemented or otherwise modified through the date hereof.

                  "TAXES" has the meaning specified in Section 2.11(a).

                  "TERM ADVANCE" has the meaning specified in Section 2.01(a).

                  "TERM BORROWING" means a borrowing consisting of simultaneous Term Advances of the same Type made by the Term Lenders.

                  "TERM COMMITMENT" means, with respect to any Term Lender at any time, the amount set forth opposite such Term Lender's name on
         Schedule I hereto under the caption "Term Commitment" or, if such Term Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Term Lender in the Register maintained by the Agent pursuant to Section 8.07(c) as such Term Lender's "Term Commitment".

                  "TERM FACILITY" means, at any time, the aggregate amount of the Term Lenders' Term Commitments at such time.

                  "TERM LENDER" means any Lender that has a Term Commitment.

                  "TERM NOTE" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Advance made by such Lender.

                  "TERMINATION DATE" means the earlier of August 15, 2001 and the date of termination in whole of all Commitments pursuant to Section
         2.04 or 6.01.

                  "TRADE LETTER OF CREDIT" means any Letter of Credit issued for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory.

                  "TYPE" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "UNUSED REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Credit Lender at any time, (a) such Lender's Revolving Credit Commitment at such time MINUS (b) the sum of (i) the aggregate principal amount of all Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, PLUS (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to
         Section 2.13(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

                  "VOTING STOCK" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

                  "WARRANT AGREEMENT" means the Warrant Agreement dated as of August 17, 1994 by and between Brands and American Bank National Association, as Warrant Agent.

                  "WELFARE PLAN" means, with respect to any Person, a welfare plan, as defined in Section 3(1) of ERISA.

                  "WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" both mean "to but excluding".

                  SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) or, with respect to the determination of Eligible Inventory, of the Borrowing Base Report, ("GAAP").


                                   ARTICLE II

             AMOUNTS AND TERMS OF THE ADVANCES AND LETTERS OF CREDIT

                  SECTION 2.01. THE ADVANCES. (a) THE TERM ADVANCES. Each Term Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (together with any other advance made pursuant to this Section 2.01(a), a "TERM ADVANCE") to the Borrower from the date hereof until August 19, 1994 in an amount not to exceed such Term Lender's Term Commitment. Each Term Lender that has agreed to make a Term Advance based on such Term Lender's Increased Term Commitment severally agrees, on the terms and conditions set forth in Amendment No. 9, to made a single advance (such advance becoming a Term Advance) to the Borrower on the effective date of Amendment No. 9 pursuant to Section 2 thereof in an amount not to exceed such Term Lender's Increased Term Commitment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

                  (b) THE REVOLVING CREDIT ADVANCES. Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances ("REVOLVING CREDIT ADVANCES") to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Revolving Credit Advance not to exceed such Revolving Credit Lender's Unused Revolving Credit Commitment on such Business Day. Each Revolving Credit Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $200,000 in excess thereof and shall consist of Revolving Credit Advances made by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Revolving Credit Lender's Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01(b).

         (c) THE SWING LINE ADVANCES. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank agrees (so long as its obligations hereunder are not amended or modified without its consent) to make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $3,000,000 (the "SWING LINE FACILITY") and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of

$250,000 or an integral multiple of $100,000 in excess thereof and shall consist of a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this 2.01(c), prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01(c).

                  SECTION 2.02. MAKING THE ADVANCES. (a) Except as otherwise provided in Section 2.02(f), each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of Base Rate Advances and on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of Eurodollar Rate Advances, by the Borrower to the Agent, which shall give to each Appropriate Lender prompt notice thereof by telex, telecopier or cable. Each such notice of a Borrowing (a "NOTICE OF BORROWING") shall be by telex, telecopier or cable, confirmed immediately in writing, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Agent shall promptly notify each Appropriate Lender of the applicable interest rate under Section 2.06(a)(ii). Each Appropriate Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Appropriate Lenders. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower by crediting the Borrower's Account; PROVIDED, HOWEVER, that, in the case of any Revolving Credit Borrowing, the Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances made by the Swing Line Bank and Letter of Credit Advances made by the Issuing Bank and any Existing Issuing Banks and in each case by any Lenders and outstanding on the date of such Revolving Credit Borrowing PLUS interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank, the Issuing Bank, such Existing Issuing Banks and/or such Lenders for repayment of such Swing Line Advances or Letter of Credit Advances.

                  (b) Anything in Section 2.02(a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $1,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.09 and (ii) the Advances may not be outstanding as part of more than eight separate Borrowings.

                  (c) Each Notice of Borrowing and each Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (d) Unless the Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to repay or to pay to the Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.06 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

         (f) Each Swing Line Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Agent. Each such notice of a Swing Line Borrowing (a "NOTICE OF SWING LINE BORROWING") shall be in writing, or by telex or telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). The Swing Line Bank will make the amount thereof available to the Agent at the Agent's Account, in same day funds. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower by crediting the Borrower's Account. Upon written demand by the Swing Line Bank, with a copy of such demand to the Agent, each other Revolving Credit Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Revolving Credit Lender, such other Lender's Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Agent for the account of the Swing Line Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, PROVIDED that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Revolving Credit Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Swing Line Advance available to the Agent, such Revolving Credit Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Lender shall pay to the Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

                  SECTION 2.03.  Repayment.
                                 ----------

         (a) TERM ADVANCES. The Borrower shall repay to the Agent for the ratable account of the Term Lenders the aggregate outstanding principal amount of the Term Advances (including Term Advances made in respect of any Increased Term Commitment) on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.05):

Date                                                          Amount
----                                                          ------

December 31, 1997                                            $1,250,000

March 31, 1998                                               $1,250,000
June 30, 1998                                                $1,250,000
September 30, 1998                                           $1,250,000
December 31, 1998                                            $1,875,000

March 31, 1999                                               $1,875,000
June 30, 1999                                                $1,875,000
September 30, 1999                                           $1,875,000
December 31, 1999                                            $1,875,000

March 31, 2000                                               $4,200,000
June 30, 2000                                                $4,200,000
September 30, 2000                                           $4,200,000
December 31, 2000                                            $7,300,000

March 31, 2001                                               $7,300,000
June 30, 2001                                                $7,300,000
August 15, 2001                                             $11,125,000



PROVIDED, HOWEVER, that in the event that the EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for the fiscal year ended September 30, 1999 shall be less than $34,500,000, the installments due on March 31, June 30, and September 30, 2000 shall be increased in each case from $4,200,000 to $5,475,000 and the installment due on August 15, 2001 shall be reduced from $11,125,000 to $7,300,000; and PROVIDED FURTHER, that the final installment shall in any event be in an amount equal to the aggregate unpaid principal amount of the Term Advances.

                  (b) REVOLVING CREDIT ADVANCES. The Borrower shall repay to the Agent for the ratable account of the Revolving Credit Lenders the aggregate outstanding principal amount of the Revolving Credit Advances on the Termination Date.

                  (c) LETTER OF CREDIT ADVANCES. The Borrower shall repay to the Agent for the account of the Issuing Bank, for the account of each Existing Issuing Bank and for the ratable account of each Lender that has made a Letter of Credit Advance the outstanding principal amount of each Letter of Credit Advance made by each of them on demand.

         (d) SWING LINE ADVANCES. The Borrower hereby agrees to repay to the Agent, for the account of the Swing Line Bank and each other Revolving Credit Lender which has made a Swing Line Advance to it, the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing) and the Termination Date.

                  SECTION 2.04. REDUCTION OF THE COMMITMENTS. (a) OPTIONAL. The Borrower may, upon at least five Business Days' notice to the Agent, permanently terminate in whole or permanently reduce in part, the Swing Line Facility or the Unused Revolving Credit Commitments of the Lenders without premium or penalty; PROVIDED, HOWEVER, that each partial reduction of the Revolving Credit Facility
(i) shall be in an aggregate amount of

$1,000,000 or an integral multiple of $500,000 in excess thereof and (ii) shall be made ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Commitments.

                  (b) MANDATORY. (i) The Revolving Credit Facility shall be automatically and permanently reduced on the date on which any prepayment is required to be made pursuant to Section 2.05(b) by (A) an amount equal to (1) the aggregate amount of Excess Cash Flow required to be used to prepay Advances under Section 2.05(b)(i) LESS (2) the amount of any Excess Cash Flow required to be used to prepay the Term Advances pursuant to Section 2.05(b)(i) and (B) any Net Cash Proceeds in excess of the amount required to prepay the Term Advances pursuant to Section 2.05(b)(ii).

                  (ii) The Letter of Credit Facility shall be automatically and permanently reduced on each date on which the Revolving Credit Facility is reduced under Section 2.04(a) or Section 2.04(b)(i) by the amount, if any, by which the Letter of Credit Facility on such date EXCEEDS the Revolving Credit Facility on such date (after giving effect to any reduction of the Revolving Credit Facility under Section 2.04(a) or Section 2.04(b)(i), as the case may be, on such date).

                  SECTION 2.05. PREPAYMENTS. (a) OPTIONAL. The Borrower may, upon one Business Day's notice to the Agent, stating the proposed date and the aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay, without premium or penalty, the aggregate principal amount of the Advances comprising part of the same Borrowings in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid unless such prepayment is with respect to a Revolving Credit Advance which is a Base Rate Advance; PROVIDED, HOWEVER, that (i) each partial prepayment (other than a prepayment of Swing Line Advances) shall be in an aggregate principal amount of $500,000 or an integral multiple of $200,000 in excess thereof (or, with respect to Swing Line Advances, shall be in an aggregate principal amount of $250,000 or an integral multiple of $100,000 in excess thereof) and (ii) no such prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor. Each such prepayment of the Term Advances shall be applied to the principal repayment installments thereof in inverse order of maturity.

                  (b) MANDATORY. (i) The Borrower shall, no later than the 30th day following the date on which it delivers the financial statements referred to in Section 5.03(d) (but in any event within 120 days after the end of each fiscal year of the Borrower), for the period beginning the date hereof and ending December 31, 1994, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to 50% of the amount of Excess Cash Flow for such period in excess of $4,500,000 and thereafter, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to 50% of the amount of Excess Cash Flow for such fiscal year. Each such prepayment of any Advances shall be applied FIRST, to the Term Facility and pro rata to the principal repayment installments thereof payable during the period beginning December 31, 1997 and ending August 15, 2001, SECOND, to the extent of any Term Advances then remaining outstanding, to the Term Facility and pro rata to the remaining principal repayment installments thereof and THIRD, to the extent that no Term Advances remain outstanding, to permanently reduce the Revolving Credit Facility.

                  (ii) Except as provided in Section 5.02(h)(ii), the Borrower shall, no later than one Business Day after the date of receipt of the Net Cash Proceeds from (A) the sale, lease, transfer or other disposition of any assets of Brands or any of its Subsidiaries (other than sales of assets in the ordinary course of business or pursuant to Section 5.02(e)(v)), (B) the incurrence or issuance by Brands or any of its Subsidiaries of any Indebtedness and (C) the sale or issuance by Brands or any of its Subsidiaries of any capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds. Each such prepayment of any Advances shall be applied FIRST, to the Term Facility and to the principal repayment installments thereof in inverse order of maturity and SECOND, to the extent that no Term Advances remain outstanding, to permanently reduce the Revolving Credit Facility.

                  (iii) The Borrower shall, on each Business Day, pay to the Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such L/C Cash Collateral Account to equal 105% of the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

                  (iv) Prepayments of the Revolving Credit Facility made pursuant to clause (i) or (ii) above or clause (v) below shall be FIRST applied to prepay Letter of Credit Advances then outstanding until such Advances are paid in full, SECOND applied to prepay Swing Line Advances then outstanding until such Advances are paid in full, THIRD applied to prepay Revolving Credit Advances then outstanding comprising part of the same Borrowings (in the order designated by the Borrower) until such Advances are paid in full and FOURTH deposited in the L/C Cash Collateral Account to cash collateralize 105% of the Available Amount of the Letters of Credit then outstanding; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i) or
(ii) above, the Revolving Credit Facility shall be permanently reduced as set forth in Section 2.04(b)(i). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or Revolving Credit Lenders, as applicable.

                  (v) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances equal to the amount by which (A) the sum of (1) the aggregate principal amount of the Revolving Credit Advances then outstanding, (2) the aggregate principal amount of the Swing Line Advances and the Letter of Credit Advances then outstanding and (3) the Available Amount of all Letters of Credit then outstanding exceeds (B) the lesser of (1) the Revolving Credit Facility on such Business Day and (2) the Loan Value of Eligible Collateral on such Business Day.

                  (vi) All prepayments under this Section 2.05(b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

                  (vii) The Swing Line Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Swing Line Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

                  (c) APPLICATION OF COMMITMENT REDUCTIONS. Upon each reduction of any Facility (other than the Letter of Credit Facility) pursuant to this
Section 2.05, the Commitment of each Lender under such Facility shall be reduced by such Lender's Pro Rata Share of the amount by which such Facility is reduced.

                  SECTION 2.06. INTEREST. (a) SCHEDULED INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full at the following rates per annum:

                  (i) BASE RATE ADVANCES. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of
         (i) the Base Rate in effect from time to time PLUS (ii) the Applicable Margin in effect from time to time, payable quarterly in arrears on the last day of each September, December, March and June during such periods, commencing on September 30, 1994, and on the date such Base Rate Advance shall be Converted or on the Termination Date.

                  (ii) EURODOLLAR RATE ADVANCES. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (i) the Eurodollar Rate for such Interest Period for such Advance PLUS (ii) the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period.

                  (b) DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default or a Default with respect to any event described in Section 6.01(e), the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                  SECTION 2.07. FEES. (a) COMMITMENT FEE. The Borrower shall pay to the Agent for the account of the Lenders a commitment fee on each Appropriate Lender's average daily Unused Revolving Credit Commitment from the date hereof in the case of each Bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at the rate of 1/2 of 1% per annum, payable in arrears quarterly on the last day of each September, December, March and June, commencing on September 30, 1994, and on the Termination Date; PROVIDED, HOWEVER, that any commitment fee accrued with respect to the Commitment of a Defaulting Lender during the period occurring prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender, except to the extent that such commitment fee shall otherwise have been due and payable prior to such time; PROVIDED FURTHER, HOWEVER, that no commitment fee shall accrue on the Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

                  (b) LETTER OF CREDIT COMMISSION, ETC. (i) The Borrower shall pay to the Agent, for the account of each Lender, a commission on such Lender's Pro Rata Share of the average daily aggregate Available Amount of all Letters of Credit outstanding from time to time at the rate per annum equal to 2.50%, payable in arrears quarterly on the last Business Day of each September, December, March and June, commencing September 30, 1994, and on the Termination Date; PROVIDED, HOWEVER, that any commission accrued with respect to the Pro Rata Share of a Defaulting Lender during the period occurring prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender, except to the extent that such commission shall otherwise have been due and payable prior to such time; PROVIDED FURTHER, HOWEVER, that no commission shall accrue on the Pro Rata Share of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

                  (ii) The Borrower shall pay to the Issuing Bank and each Existing Issuing Bank, for its own account, such issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank or such Existing Issuing Bank shall agree.

                  (c) AGENT'S FEES. The Borrower shall pay to the Agent for its own account such fees as may from time to time be agreed upon between the Borrower and the Agent.

                  SECTION 2.08. CONVERSION OF ADVANCES. (a) OPTIONAL. The Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.09, Convert all or any portion of the Advances (other than Letter of Credit Advances) of one Type comprising the same Borrowing into Advances of the other Type; PROVIDED, HOWEVER, that any Conversion of Eurodollar Rate Advances into Base Rate

Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b), and no Conversion of any Advance shall result in more separate Borrowings than permitted under Section 2.02(b). Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

                  (b) MANDATORY. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Eurodollar Rate Advances shall automatically Convert into Base Rate Advances.

                  (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "INTEREST PERIOD" in Section 1.01, the Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

                  SECTION 2.09. INCREASED COSTS, ETC. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to make or of making, funding or maintaining Letter of Credit Advances, or of the Issuing Bank agreeing to issue or issuing or maintaining Letters of Credit or of such Existing Issuing Bank maintaining Letters of Credit, then the Borrower shall from time to time, upon demand by such Lender, the Issuing Bank or such Existing Issuing Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender, the Issuing Bank or such Existing Issuing Bank additional amounts sufficient to compensate such Lender for such increased cost; PROVIDED, HOWEVER, that the Borrower shall be obligated to make such payment only if such Lender, the Issuing Bank or such Existing Issuing Bank has given, or has caused the Agent to give, notice to the Borrower of the facts or circumstances giving rise to such increased cost within 60 days after such Lender, the Issuing Bank or such Existing Issuing Bank shall have itself received actual knowledge thereof. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, the Issuing Bank or such Existing Issuing Bank, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender or the Issuing Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or the Issuing Bank or any corporation controlling such Lender or the Issuing Bank and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder or the Issuing Bank's commitment to issue Letters of Credit hereunder and other commitments of such type, then, upon demand by such Lender or the Issuing Bank (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender or the Issuing Bank, from time to time as specified by such Lender or the Issuing Bank, additional amounts sufficient to compensate such Lender or the Issuing Bank or such controlling corporation in the light of such circumstances, to the extent that such Lender or the Issuing Bank or such controlling corporation reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder or the Issuing Bank's commitment to issue Letters of Credit hereunder; PROVIDED that such additional amounts shall not include compensation for any additional amounts arising from circumstances occurring more than 180 days prior to the date of such demand. A certificate as to such amounts, submitted to the Borrower by such Lender or the Issuing Bank, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If, with respect to any Eurodollar Rate Advances, Lenders owed at least 66-2/3% of the then aggregate unpaid principal amount thereof notify the Agent that the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of such Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

                  (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

                  (e) Upon the occurrence and during the continuance of any Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  SECTION 2.10. PAYMENTS AND COMPUTATIONS. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. Any payment received by the Agent after such time shall be deemed to have been received by the Agent on the next Business Day. The Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then due and payable hereunder or under any of the Notes to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then due and payable to such Lenders and (ii) if such payment by the Borrower is in respect of any Obligation then due and payable hereunder or under any of the Notes to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date of such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Note or Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) If the Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Advances, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender, and for application to such principal installments, as the Agent shall direct.

                  (c) The Borrower hereby authorizes each Lender, the Swing Line Bank, the Issuing Bank and each Existing Issuing Bank, if and to the extent payment owed to such Lender, the Swing Line Bank, the Issuing

Bank or such Existing Issuing Bank is not made when due hereunder or under the Note or Notes held by such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank, to charge from time to time against any or all of the Borrower's accounts with such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank any amount so due.

                  (d) All computations of interest, fees and commissions shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; PROVIDED, HOWEVER, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

                  (f) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank hereunder or under the Notes that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank on such due date an amount equal to the amount then due such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank shall repay to the Agent forthwith on demand such amount distributed to such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank together with interest thereon, for each day from the date such amount is distributed to such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank until the date such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank repays such amount to the Agent, at the Federal Funds Rate.

                  SECTION 2.11. TAXES. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender, the Swing Line Bank, the Issuing Bank, each Existing Issuing Bank and the Agent, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on such Lender, the Swing Line Bank, the Issuing Bank, such Existing Issuing Bank or the Agent by the state or foreign jurisdiction under the laws of which such Lender, the Swing Line Bank, the Issuing Bank, such Existing Issuing Bank or the Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender, the Swing Line Bank, the Issuing Bank and each Existing Issuing Bank, franchise taxes and net income taxes that are imposed on such Lender, the Swing Line Bank, the Issuing Bank or such Existing Issuing Bank by the state or foreign jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender, the Swing Line Bank, the Issuing Bank, any Existing Issuing Bank or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11), such Lender, the Swing Line Bank, the Issuing Bank, such Existing Issuing Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or any Letter of Credit or any other agreement or document (including, without limitation, any other Loan Document) entered into in connection herewith, or any transaction contemplated hereby (hereinafter referred to as "OTHER TAXES").

                  (c) The Borrower will indemnify each Lender, the Swing Line Bank, the Issuing Bank, each Existing Issuing Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by such Lender, the Swing Line Bank, the Issuing Bank, such Existing Issuing Bank or the Agent, as the case may be, and any liability (including, without limitation, penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender, the Swing Line Bank, the Issuing Bank, such Existing Issuing Bank or the Agent, as the case may be, makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Agent, at its address referred to in Section 8.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Notes by the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower will furnish, or will cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this Section 2.11(d) and Section 2.11(e), the terms "UNITED STATES" and "UNITED STATES PERSON" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank, and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide the Agent and the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate (or any successor form prescribed by the Internal Revenue Service), certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or the Notes or certifying that the income receivable pursuant to this Agreement or the Notes is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; PROVIDED, HOWEVER, that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under Section 2.11(a) in respect of United States withholding tax with respect to interest paid at such date, then, to the extent such tax results in liability for such payments, the term "TAXES" shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States interest withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this Section 2.11(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.11(e) above (OTHER THAN if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under Section 2.11(e) above), such Lender shall not be entitled to indemnification under Section 2.11(a) or 2.11(c) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender in recovering such Taxes.

                  (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the payment in full of principal and interest hereunder and under the Notes.

                  SECTION 2.12. SHARING OF PAYMENTS, ETC. If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of (a) Obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all Lenders at such time, such Lender shall forthwith purchase from the other Lenders such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such other Lender's ratable share (according to the proportion of (A) the purchase price paid to such Lender to (B) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (1) the amount of such other Lender's required repayment to (2) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.13. LETTERS OF CREDIT. (a) THE LETTER OF CREDIT FACILITY. (i) Effective as of the date of the initial Borrowing, the letters of credit existing on the date thereof and listed on Schedule 2.13(a) hereto (the "EXISTING LETTERS OF CREDIT"), which Schedule 2.13(a) shall include the issuer, beneficiary, account party, number, date of issuance and expiry date of each Existing Letter of Credit and the available amount outstanding thereunder, shall be deemed to be outstanding under this Agreement.

                  (ii) The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue additional letters of credit (together with the Existing Letters of Credit, the "LETTERS OF CREDIT") for the account of the Borrower from time to time on any Business Day during the period from the date of the initial Borrowing until 30 days before the Termination Date (A) in an aggregate Available Amount for all Letters of Credit issued by the Issuing Bank at any time outstanding, together with all Existing Letters of Credit then outstanding, not to exceed at any time the Letter of Credit Commitment and (B) in an Available Amount for each such Letter of Credit not to exceed the Unused Revolving Credit Commitments of the Revolving Credit Lenders on such Business Day. No

Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of (1) the scheduled Termination Date and (2)(x) in the case of a Standby Letter of Credit, one year after the date of issuance thereof (but such Standby Letter of Credit may by its terms be automatically renewable annually upon notice (a "NOTICE OF RENEWAL") given to the Issuing Bank and the Agent on or prior to any date for notice of renewal set forth in such Letter of Credit (but in any event at least five Business Days prior to the date of the proposed renewal of such Standby Letter of Credit) and upon fulfillment of the applicable conditions set forth in Article III unless the Issuing Bank has notified the Borrower (with a copy to the Agent) on or prior to any date for notice of termination set forth in such Letter of Credit (but in any event at least ten business days prior to the date of automatic renewal of such Standby Letter of Credit) of its election not to renew such Standby Letter of Credit (a "NOTICE OF TERMINATION")) and (y) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof; PROVIDED that the terms of each Standby Letter of Credit that is automatically renewable annually shall (A) require the Issuing Bank to give the beneficiary named in such Standby Letter of Credit prompt notice of any Notice of Termination and (B) permit such beneficiary, upon receipt of such Notice of Termination, to draw under such Standby Letter of Credit at any time prior to the date such Standby Letter of Credit otherwise would have been automatically renewed. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date it otherwise would have been automatically renewed. Within the limits of the Letter of Credit Facility and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.13(a), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.13(c) and request the issuance of additional Letters of Credit under this
Section 2.13(b). Notwithstanding anything herein to the contrary, each Letter of Credit which is an Existing Letter of Credit shall not be renewed after the expiry date set forth on Schedule 2.13(a) hereto for such Existing Letter of Credit.

                  (b) REQUEST FOR ISSUANCE. (i) Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the one Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give the Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "NOTICE OF ISSUANCE") shall be by telex or telecopier, confirmed immediately in writing, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for a letter of credit (collectively, a "LETTER OF CREDIT AGREEMENT") as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit. If (1) the requested form of such Letter of Credit is acceptable to the Issuing Bank in its reasonable discretion and (2) it has not received a notice of objection from Lenders holding at least 66- 2/3% of the Revolving Credit Facility, the Issuing Bank, upon fulfillment of the applicable conditions set forth in Article III, will make such Letter of Credit available to the Borrower at its address referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

         (ii) The Issuing Bank and the Existing Issuing Bank shall furnish (A) to the Agent on the first Business Day of each week, a written report summarizing issuance and expiration dates of Letters of Credit issued by the Issuing Bank or such Existing Issuing Bank during the previous week and drawings during such week under all Letters of Credit issued by the Issuing Bank or such Existing Issuing Bank and (B) to the Agent and each Revolving Credit Lender on the first Business Day of each calendar quarter, a written report setting forth the average daily aggregate Available Amount of all Letters of Credit issued by the Issuing Bank and the Existing Issuing Bank during the immediately preceding calendar quarter, and copies of all such reports shall be furnished promptly to the Borrower.

                  (c) DRAWING AND REIMBURSEMENT. The payment by the Issuing Bank or any Existing Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank or such Existing Issuing Bank of an Advance (a "LETTER OF CREDIT ADVANCE"), which shall be a Base Rate Advance, in the amount of such draft. In the event of any drawing under a Letter of Credit, the Issuing Bank or such Existing Issuing Bank shall, promptly notify the Agent, and the Agent shall promptly notify each Revolving Credit Lender and each Revolving Credit Lender shall purchase from the Issuing Bank or such Existing Issuing Bank, and the Issuing Bank or such Existing Issuing Bank shall sell and assign to each Revolving Credit Lender, such Lender's Pro Rata Share of each outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Agent at the Agent's Account for the account of the Issuing Bank or such Existing Issuing Bank, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank or such Existing Issuing Bank; PROVIDED that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank or such Existing Issuing Bank to any Revolving Credit Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such Lender that the Issuing Bank or such Existing Issuing Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Letter of Credit Advance available to the Agent, such Revolving Credit Lender agrees to pay to the Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date of demand by the Issuing Bank or such Existing Issuing Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Revolving Credit Lender shall pay to the Agent such corresponding amount for the account of the Issuing Bank or such Existing Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Revolving Credit Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank or such Existing Issuing Bank shall be reduced by such amount on such Business Day.

                  (d) SEVERAL OBLIGATIONS OF THE REVOLVING CREDIT LENDERS. The failure of any Revolving Credit Lender to make a Letter of Credit Advance on the date of demand therefor by the Issuing Bank or any Existing Issuing Bank shall not relieve any other Revolving Credit Lender of its obligation hereunder to make its Letter of Credit Advance on the date of such demand, but no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to make the Letter of Credit Advance to be made by such other Revolving Credit Lender on the date of such demand.

                  (e) OBLIGATIONS ABSOLUTE. The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement, any Letter of Credit and any other agreement or instrument relating to any Letter of Credit (collectively, the "L/C RELATED DOCUMENTS") shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of such L/C Related Document under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of any of the L/C Related Documents;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (iii) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any Existing Issuing Bank or any other Person, whether in connection with any transaction contemplated by the L/C Related Documents or any unrelated transaction;

                  (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by the Issuing Bank or any Existing Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                  (vi) any exchange, release or nonperfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Brands Guaranty or any other guaranty, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

                  SECTION 2.14. DEFAULTING LENDERS. (a) In the event that, at any time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur and be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the Obligation of such Defaulting Lender to make such Defaulted Advance. In the event that the Borrower shall so set off and otherwise apply the Obligation of the Borrower to make any such payment against the Obligation of such Defaulting Lender to make any such Defaulted Advance on any date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date of such setoff and application. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01(a), even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this Section 2.14(a). The Borrower shall notify the Agent at any time the Borrower reduces the amount of the Obligation of the Borrower to make any payment otherwise required to be made by it hereunder or under any other Loan Document as a result of the exercise by the Borrower of its right set forth in this Section 2.14(a) and shall specify in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this Section 2.14(a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender that is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this Section 2.14(a), shall be applied by the Agent as specified in Section 2.14(b) or 2.14(c).

                  (b) In the event that, at any time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Agent, any other Lenders, the Issuing Bank or any Existing Issuing Banks and
(iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Agent for the account of such Defaulting Lender, then the Agent may, on its behalf or on behalf of such other Lenders, the Issuing Bank or such Existing Issuing Banks and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment to such extent of such Defaulted Amount on such date. Any such amount so applied by the Agent shall be retained by the Agent or distributed by the Agent to such other Lender, the Issuing Bank and such Existing Issuing Banks, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Agent, such Lenders, the Issuing Bank and such Existing Issuing Banks and, if the amount of such payment made by the Borrower shall at any time be insufficient to pay all Defaulted Amounts owing at such time to the Agent, the other Lenders, the Issuing Bank and the Existing Issuing Banks, in the following order of priority:

                  (A) FIRST, to the Agent for any Defaulted Amounts owing to the Agent (solely in its capacity as Agent) at such time;

                  (B) SECOND, to the Issuing Bank and the Existing Issuing Banks for any Defaulted Amounts owing to the Issuing Bank and the Existing Issuing Banks (solely in their capacity as Issuing Bank and Existing Issuing Banks) at such time ratably in accordance with such respective Defaulted Amounts owing to the Issuing Bank and each Existing Issuing Bank (solely in their capacity as Issuing Bank and Existing Issuing Banks) at such time; and

                  (C) THIRD, to the other Lenders for any Defaulted Amounts owing to the other Lenders (solely in their capacity as Lenders) at such time, ratably in accordance with such respective Defaulted Amounts owing to each other Lender (solely in its capacity as a Lender) at such time.

Any portion of such payment made by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Agent pursuant to this Section 2.14(b), shall be applied by the Agent as specified in Section 2.14(c).

                  (c) In the event that, at any time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Agent, any other Lender, the Issuing Bank or any Existing Issuing Bank shall be required to pay or to distribute any amount hereunder (including, without limitation, a Letter of Credit Advance) or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower, such other Lender, the Issuing Bank or such Existing Issuing Bank shall pay such amount to the Agent to be held by the Agent, to the fullest extent permitted by applicable law, in escrow or the Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Agent in escrow under this
Section 2.14(c) shall be deposited by the Agent in an account with BNP, in the name and under the control of the Agent, but subject to the provisions of this
Section 2.14(c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be BNP's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Agent in escrow under, and applied by the Agent from time to time in accordance with the provisions of, this Section 2.14(c). The Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder (including, without limitation, a Letter of Credit Advance) and under the other Loan Documents to the Agent, any other Lender, the Issuing Bank or any Existing Issuing Bank, as and when such Advances or such amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and all such amounts required to be made or paid at such time, in the following order of priority:

                  (A) FIRST, to the Agent for any amounts due and payable by such Defaulting Lender to the Agent hereunder and under the other Loan Documents (solely in its capacity as Agent) at such time;

                  (B) SECOND, to the Issuing Bank and the Existing Issuing Banks for any amounts due and payable by such Defaulting Lender to the Issuing Bank and the Existing Issuing Banks hereunder and under the other Loan Documents (solely in their capacity as Issuing Bank and Existing Issuing Banks) at such time ratably in accordance with such respective amounts due and payable to the Issuing Bank and each Existing Issuing Bank (solely in their capacity as Issuing Bank and Existing Issuing Banks) at such time;

                  (C) THIRD, to the other Lenders for any amounts due and payable by such Defaulting Lender to the other Lenders hereunder and under the other Loan Documents (solely in their capacity as Lenders) at such time, ratably in accordance with such respective amounts due and payable to each other Lender (solely in its capacity as a Lender) at such time; and

                  (D) FOURTH, to the Borrower for any Revolving Advances required to be made by such Defaulting Lender pursuant to the Revolving Commitment of such Defaulting Lender at such time.

In the event that such Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Agent in escrow at such time with respect to such Defaulting Lender shall be distributed by the Agent to such Defaulting Lender and applied by such Defaulting Lender to the Obligations owing to such Defaulting Lender at such time under this Agreement and the other Loan Documents, ratably in accordance with the respective amounts of such Obligations outstanding at such time.

                  (d) The rights and remedies against a Defaulting Lender under this Section 2.14 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Agent, any other Lender, the Issuing Bank or any Existing Issuing Bank may have against such Defaulting Lender with respect to any Defaulted Amount.

                  SECTION 2.15. USE OF PROCEEDS. The proceeds of the Advances (other than Letter of Credit Advances) shall be available (and the Borrower agrees that it shall use such proceeds) solely to finance in part the Mergers, to pay transaction fees and expenses in connection with the Mergers and the other transactions contemplated hereby, to refinance certain existing credit facilities of Signature and Mr. Coffee and to provide working capital and letter of credit support for the Borrower and its Subsidiaries. The proceeds of Term Advances made in respect of Increased Term Commitments shall be applied to pay fees and expenses of the Borrower associated with Amendment No. 9 to this Credit Agreement and for other general corporate purposes.


                                   ARTICLE III

                              CONDITIONS OF LENDING

                  SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL BORROWING. The obligation of each Lender to make an Advance or the Issuing Bank to issue a Letter of Credit on the occasion of the initial Borrowing is subject to the following conditions precedent:

                  (a) Mr. Coffee's Board of Directors shall have approved the First Merger and recommended that its stockholders vote in favor of the First Merger, and such recommendation shall not have been withdrawn or qualified. Not more than 15% of Mr. Coffee's stockholders (on a fully diluted basis) shall be entitled to an appraisal under Section 262 of the Delaware General Corporation Law.

                  (b) Each of the Related Documents shall have been executed and delivered, shall be in full force and effect and shall not have been terminated.

                  (c) The Lenders shall be satisfied with all legal, tax and accounting matters, and shall be satisfied as to the Solvency, of each of Brands and the Borrower after giving effect to the Mergers and the other transactions contemplated hereby and thereby.

                  (d) The Lenders shall be satisfied with the corporate and legal structure of each Loan Party, Mr. Coffee and Acquisition, both before and after giving effect to the Mergers, including the terms and conditions of the charter, bylaws and each class of capital stock of each such Loan Party, Mr. Coffee and Acquisition and of each agreement or instrument relating to such structure or capitalization.

                  (e) The Lenders shall be satisfied in their sole discretion
         (i) with the terms and conditions of the committed equity and debt financing, (ii) with the terms and conditions of the Subordinated Notes and Subordinated Notes Documents and (iii) that the assets and earnings of the Loan Parties immediately following the Mergers will be sufficient (A) to secure the facilities and (B) to support the Obligations of the Borrower under this Agreement and the Notes, the Obligations of each Loan Party under the Loan Documents and the timely amortization of all Indebtedness and other Obligations of each Loan Party.

                  (f) The Lenders shall have received, with findings satisfactory to the Lenders, such financial, business and other information of Brands, Mr. Coffee and their Subsidiaries as they shall have requested, and nothing shall have come to the attention of the Lenders during the course of such review to lead them to believe that
         (i) any written information, exhibit or report (including, without limitation, any financial information) furnished by or on behalf of any Loan Party, Mr. Coffee or any of their Subsidiaries to the Agent, any Lender or the Issuing Bank was or has become misleading, incorrect or incomplete in any material respect, (ii) following consummation of the Mergers, the Borrower would not have good and marketable title to all of the property and assets of Signature and Mr. Coffee or (iii) consummation of the Mergers will have a Material Adverse Effect.

                  (g) The Lenders shall be satisfied that all of the Indebtedness of Signature and Mr. Coffee, other than the Indebtedness of Signature and Mr. Coffee set forth on Schedule 4.01(dd) hereto (the "SURVIVING INDEBTEDNESS"), has been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished.

                  (h) Except the Disclosed Litigation, there shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party, Mr. Coffee, Acquisition or any of their properties (including any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (a) could have a Material Adverse Effect or (b) purports to affect the legality, validity or enforceability of the Mergers, this Agreement, any Note, any other Loan Document, any Related Document or the consummation of the transactions contemplated hereby or thereby.

                  (i) All material governmental and third party consents and approvals necessary in connection with the Mergers and the related financings and grants of security interests shall have been obtained (without the imposition of any conditions other than those that are acceptable to the Lenders) and shall remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority and no law or regulation shall be applicable, in the judgment of the Lenders, that restrains, prevents or imposes adverse conditions upon the Mergers or any of the other transactions contemplated hereby or thereby.

                  (j) Before giving effect to the Mergers and the other transactions contemplated by this Agreement, there shall have occurred no Material Adverse Change since December 31, 1993 and no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of Mr. Coffee since December 26, 1993.

                  (k) Brands shall have received at least $19,000,000 (or bank certified checks, bank drafts, cashier's checks or postal or telegraphic money orders therefor) in gross proceeds from the issuance and sale of its common stock.

                  (l) Signature and Brands shall have received at least $70,000,000 in gross proceeds from the sale of the Subordinated Notes and the sale of warrants in connection therewith.

                  (m) The Borrower shall have paid all accrued fees and expenses (including any upfront fees) of the Agent, the Lenders and the Issuing Bank (including the accrued reasonable and documented fees and expenses of counsel).

                  (n) The Agent shall have received on or before the date of the initial Borrowing the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

                           (i) The Notes to the order of the Lenders, duly executed by the Borrower.

                           (ii) Certified copies of the resolutions of the Board
                  of Directors of each Loan Party, Mr. Coffee and Acquisition approving the Mergers, this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Mergers, this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party.

                           (iii) A copy of the charter of each Loan Party, Mr.
                  Coffee and Acquisition and each amendment thereto, certified (as of a date reasonably near the date of the initial Borrowing) by the Secretary of State of the state of incorporation of each such Person as being a complete and correct copy thereof.

                           (iv) (A) A copy of a certificate of the Secretary of
                  State of the state of incorporation of each Loan Party, Mr. Coffee and Acquisition (dated reasonably near the date of the initial Borrowing), listing the charter of such Loan Party, Mr. Coffee or Acquisition, as the case may be, and each amendment thereto on file in his office and certifying that
                  (1) such amendments are the only amendments to such Loan Party's, Mr. Coffee's or Acquisition's charter on file in his office, (2) such Loan Party, Mr. Coffee or Acquisition has paid all franchise taxes to the date of such certificate and
                  (3) such Loan Party, Mr. Coffee or Acquisition is duly incorporated and in good standing under the laws of such state and (B) a telegram or letter via telecopier from the Secretary of State of the state of incorporation of each Loan Party, Mr. Coffee and Acquisition certifying that such Loan Party, Mr. Coffee or Acquisition, as the case may be, is duly incorporated and in good standing under the laws of such state on the date of the initial Borrowing.

                           (v) A copy of a certificate or certificates of (A)
                  the Secretaries of State of Illinois and Ohio (dated reasonably near the date of the initial Borrowing), stating that the Borrower is duly qualified and in good standing as a foreign corporation in such states and has filed all annual reports required to be filed to the date of such certificate and (B) the Secretary of State of Ohio (dated reasonably near the date of the initial Borrowing), stating that Mr. Coffee is duly qualified and in good standing as a foreign corporation in such state and has filed all annual reports required to be filed to the date of such certificate.

                           (vi) A certificate of (A) each Loan Party, Mr. Coffee
                  and Acquisition, signed on behalf of such Loan Party, Mr. Coffee or Acquisition, as the case may be, by its President or a Vice President and its Secretary or any Assistant Secretary (the statements made in such certificate shall be true on and as of the date of the initial Borrowing), certifying as to (1) the absence of any amendments to the charter of such Loan Party, Mr. Coffee or Acquisition since the date of the appropriate Secretary of State's certificate referred to in
                  Section 3.01(n)(iv), (2) the completeness and accuracy of the bylaws of such Loan Party, Mr. Coffee or Acquisition as in effect on the date of the initial Borrowing (a copy of which shall be attached to such certificate) and (3) the due incorporation and good standing of such Loan Party, Mr. Coffee or Acquisition as a corporation organized under the laws of its state of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, Mr. Coffee or Acquisition in such state, and (B) in the case of each such Loan Party, signed on behalf of such Loan Party by its President or Vice President, certifying as to (1) the completeness and accuracy of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (2) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

                           (vii) A certificate of the Secretary or an Assistant
                  Secretary of each Loan Party, Mr. Coffee and Acquisition certifying the names and true signatures of the officers of such Loan Party, Mr. Coffee or Acquisition, as the case may be, authorized to sign this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                           (viii) A security agreement in substantially the form
                  of Exhibit D-1 hereto (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") and a patent, trademark and copyright security agreement in substantially the form of Exhibit D-2 hereto (as amended, supplemented or otherwise modified from time to time, the "PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT"), in each case duly executed by the Borrower, Acquisition and the Surviving Corporation, together with:

                                    (A) executed termination statements (Form
                           UCC-3 or a comparable form), in proper form to be duly filed on the date of the initial Borrowing under the Uniform Commercial Code of all jurisdictions that the Agent may deem desirable in order to terminate or amend existing Liens on the Collateral described in the Security Agreement and the Patent, Trademark and Copyright Security Agreement,

                                    (B) acknowledgment copies, stamped receipt
                           copies or other evidence satisfactory to the Lenders of proper financing statements (Form UCC-1 or a comparable form), duly filed on or before the date of the initial Borrowing under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Agent may deem reasonably desirable in order to perfect and protect the Liens created by the Security Agreement and the Patent, Trademark and Copyright Security Agreement, covering the Collateral described in the Security Agreement or the Patent, Trademark and Copyright Security Agreement, respectively,

                                    (C) evidence of the completion of all other
                           recordings and filings of or with respect to the Security Agreement and the Patent, Trademark and Copyright Security Agreement that may be necessary or that the Agent may deem reasonably desirable in order to perfect and protect the Liens created thereby,

                                    (D) certificates representing the Pledged
                           Shares referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Indebtedness referred to therein indorsed in blank, and

                                    (E) evidence that all other action that the
                           Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Security Agreement and the Patent, Trademark and Copyright Security Agreement has been taken.

                           (ix) A pledge agreement in substantially the form of
                  Exhibit E hereto (as amended, supplemented or otherwise modified from time to time, the "BRANDS PLEDGE AGREEMENT") duly executed by Brands, together with certificates representing the Pledged Shares referred to therein accompanied by undated stock powers executed in blank.

                           (x) A guaranty in substantially the form of Exhibit
                  F-1 (as amended, supplemented or otherwise modified from time to time in accordance with its terms and this Agreement, the "BRANDS GUARANTY"), duly executed by Brands, and a guaranty in substantially the form of Exhibit F-2 (as amended, supplemented or otherwise modified from time to time in accordance with its terms and this Agreement, the "SUBSIDIARIES' GUARANTY"), duly executed by Acquisition and the Surviving Corporation.

                           (xi) Certified copies of each of the Related
                  Documents, duly executed by the parties thereto and in form and substance satisfactory to the Lenders, together with all agreements, instruments and other documents delivered in connection therewith.

                           (xii) Such financial, business and other information
                  regarding each Loan Party, Mr. Coffee and Acquisition as the Lenders shall have requested, including, without limitation,
                  (A) information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and under Plans, Multiemployer Plans, Welfare Plans, collective bargaining agreements and other arrangements with employees,
                  (B) annual Consolidated financial statements for the fiscal years ended on or about December 31, 1993, 1992 and 1991 of
                  (1) Brands and (2) Mr. Coffee, (C) interim Consolidated financial statements for the six months ended on or about June 30, 1994 of (1) Brands and (2) Mr. Coffee, (D) Consolidated pro forma financial statements as to Brands and its Subsidiaries as at June 30, 1994 and (E) forecasts prepared by management of Brands and its Subsidiaries, in form and substance reasonably satisfactory to the Lenders, of Consolidated balance sheets, income statements and cash flow statements on a monthly basis through the fiscal year ending December 31, 1995 and on an annual basis for each fiscal year thereafter until the Termination Date.

                           (xiii) Consents and agreements (A) executed by the
                  lessor of each leasehold and the warehouseman of each warehouse specified on Schedule 3.01(n)(xiii) hereto and (B) executed by each supplier to the Borrower or its Subsidiary specified on Schedule 3.01(n)(xiii) hereto, in each case which provide that such lessor, warehouseman or supplier agrees that the Agent has certain rights to the Collateral located thereon or in the possession thereof, in form and substance satisfactory to the Lenders.

                           (xiv) A certificate, in substantially the form of
                  Exhibit G-1 hereto, attesting to the Solvency of each Loan Party, and a certificate, in substantially the form of Exhibit G-2 hereto, attesting to the Solvency of Mr. Coffee, individually and, together with their Subsidiaries, taken as a whole, immediately after giving effect to the Mergers and the other transactions contemplated hereby and thereby, from its president, chief financial officer or treasurer; and a solvency opinion, in substantially the form of Exhibit H hereto, prepared by Murray, Devine & Co.

                           (xv) Letters, in form and substance reasonably
                  satisfactory to the Agent, from (A) the Borrower to Arthur Andersen & Co., its independent public accountants, advising such accountants that the Agent, the Issuing Bank and the Lenders have been authorized to exercise all rights of the Loan Parties to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Loan Parties and their Subsidiaries and directing such accountants to comply with any reasonable request of the Agent, any Lender or the Issuing Bank for such information and (B) from Mr. Coffee to KPMG Peat Marwick, its independent public accountants, advising such accountants that the Agent, the Issuing Bank and the Lenders have been authorized to exercise all rights of the Loan Parties to require such accountants to disclose any and all information of any kind that they may have with respect to Mr. Coffee and its Subsidiaries and directing such accountants to comply with any reasonable request of the Agent, any Lenders or the Issuing Bank for such information.

                           (xvi) Letters, in substantially the form of Exhibits
                  I hereto, from (A) Arthur Andersen & Co., the Borrower's independent public accountants, to the Agent and (B) KPMG Peat Marwick, Mr. Coffee's independent public accountants, to the Agent.

                           (xvii) Environmental assessment reports, in form and
                  substance satisfactory to the Lenders, from Roy F. Weston, Inc. as to any hazards, costs or liabilities under Environmental Laws to which Signature may be subject, the amount and nature of which, and the Borrower's plans with respect to which, shall be acceptable to the Lenders, together with evidence, in form and substance satisfactory to the Lenders, that all applicable Environmental Laws in connection with the Mergers shall have been complied with.

                           (xviii) Evidence of insurance of the Borrower and its
                  Subsidiaries required by Section 5.01(d), together with an opinion from the Borrower's insurance underwriter, acceptable to the Agent, stating that such insurance (including the amounts, terms and risks covered) is customary for companies in similar businesses and owning similar properties in the same general areas in which the Borrower and its Subsidiaries operate.

                           (xix) Certified copies of each written compensation
                  arrangement with the officers of each Loan Party.

                           (xx) Certified copies of all leases of real property by Signature and Mr. Coffee.

                           (xxi) A borrowing base report as of July 31, 1994
                  with respect to Signature and as of August 12, 1994 with respect to Mr. Coffee, in substantially the form of Exhibit J hereto (a "BORROWING BASE REPORT"), certified by the chief financial officer or treasurer of the Borrower.

                           (xxii) (A) an executed copy of the First Merger
                  Certificate in proper form to be delivered to the Secretary of State of the State of Delaware to consummate the First Merger and (B) an executed copy of the Second Merger Certificate in proper form to be delivered to the Secretary of State of the State of Delaware to consummate the Second Merger.

                           (xxiii) Favorable opinions of counsel for the Loan
                  Parties, in substantially the form of Exhibit K-1, K-2 and K-3 hereto, and addressing such other matters as any Lender or the Issuing Bank through the Agent may reasonably request.

                           (xxiv) A favorable opinion of Pennie & Edmonds,
                  special patent, trademark and copyright counsel for the Lenders, in form and substance satisfactory to the Agent.

                           (xxv) A favorable opinion of Shearman & Sterling,
                  counsel for the Agent, in form and substance satisfactory to the Agent.

                  SECTION 3.02. CONDITIONS PRECEDENT TO EACH BORROWING. The obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by a Lender pursuant to Section 2.13(c) and other than a Swing Line Advance made by a Lender pursuant to Section 2.02(f)) on the occasion of each Borrowing (including the initial Borrowing), and the obligation of the Issuing Bank to issue a Letter of Credit or to renew a Standby Letter of Credit shall be subject to the further conditions precedent that on the date of such Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing, Notice of Issuance or Notice of Renewal and the acceptance by the Borrower of the proceeds of such Borrowing, the issuance of such Letter of Credit or of the renewal of such Standby Letter of Credit, as the case may be, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                  (i) the representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                   (ii) no event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default; and

                  (iii) for each Revolving Credit Advance, Swing Line Advance or the issuance or renewal of any Letter of Credit, the sum of the Loan Values of the Eligible Collateral exceeds the sum of (A) the aggregate principal amount of the Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances then outstanding after giving effect to such Borrowing and (B) the aggregate Available Amount of all Letters of Credit then outstanding after giving effect to such Borrowing;

and (b) the Agent shall have received such other approvals, opinions or documents as any Appropriate Lender or the Issuing Bank through the Agent may reasonably request.

                  SECTION 3.03. DETERMINATIONS UNDER SECTION 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Agent such Lender's ratable portion of such Borrowing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                  (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed could not have a Material Adverse Effect, and
         (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock (A) of Signature is owned by Brands free and clear of all Liens, except those Liens created by the Brands Pledge Agreement and
         (B) of Acquisition is owned by Signature free and clear of all liens, except those Liens created by the Collateral Documents.

                  (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, the number outstanding, and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All of the outstanding capital stock of each such Subsidiary has been validly issued, is fully paid and nonassessable and is owned by the Loan Party and/or one or more of its Subsidiaries specified on Schedule 4.01(b) free and clear of all Liens, except those Liens created by the Collateral Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed could not have a Material Adverse Effect, and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The aggregate value of the assets of Kava do not exceed $50,000.

                  (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Mergers and the other transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Exchange Act and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of
         1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Loan Party or any of its Subsidiaries. The Loan Parties and each of their Subsidiaries is not in violation of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument referred to in the immediately preceding sentence, the violation or breach of which could have a Material Adverse Effect.

                  (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Mergers or the other transactions contemplated hereby or thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof), except for the filing of (A) financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, (B) the First Merger Certificate, which has been duly filed and is in full force and effect, and the Second Merger Certificate, which is in proper form to be filed with Secretary of State of the State of Delaware to consummate the Second Merger, and (C) the Patent, Trademark and Copyright Security Agreement in the U.S. Patent and Trademark Office, which agreement shall be duly filed on or about the date of the initial Borrowing, or
         (iv) the exercise by the Agent, the Swing Line Bank, the Issuing Bank, any Existing Issuing Bank or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents. All applicable waiting periods in connection with the Mergers and the other transactions contemplated hereby and thereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Mergers or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

                  (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                  (f) (i) The Consolidated balance sheet of Brands as at December 31, 1993, and the related Consolidated statement of income, retained earnings and cash flow of Brands for the fiscal year then ended, accompanied by an opinion of Arthur Andersen & Co., independent public accountants, and the unaudited Consolidated balance sheet of Brands as at June 30, 1994, and the related Consolidated statement of income, retained earnings and cash flow of Brands for the six fiscal months then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, the Swing Line Bank and the Issuing Bank, fairly present the financial condition of Brands as at such date and the results of operations of Brands for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis except, with respect to such unaudited financial statements, for normal year-end adjustments and changes to the notes to the financial statements, and since December 31, 1993, there has been no Material Adverse Change.

                           (ii) The Consolidated balance sheet of Mr. Coffee as at December 26, 1993, and the related Consolidated statement of income, retained earnings and cash flow of Mr. Coffee for the fiscal year then ended, accompanied by an opinion of KPMG Peat Marwick, independent public accountants, and the unaudited Consolidated balance sheet of Mr. Coffee as at June 26, 1994, and the related Consolidated statement of income, retained earnings and cash flow of Mr. Coffee for the six fiscal months then ended, duly certified by the chief financial officer of Mr. Coffee, copies of which have been furnished to each Lender, the Swing Line Bank and the Issuing Bank, fairly present the financial condition of Mr. Coffee as at such date and the results of operations of Mr. Coffee for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis except, with respect to such unaudited financial statements, for normal year-end adjustments and changes to the notes to the financial statements, and since December 26, 1993, there has been no material adverse change in the business, condition (financial or otherwise), operation, performance, properties or prospects of Mr. Coffee, either individually or, together with its Subsidiaries, taken as a whole.

                  (g) The Consolidated pro forma balance sheets of Brands and its Subsidiaries as at June 30, 1994, and the related Consolidated pro forma statement of income, retained earnings and cash flow of Brands and its Subsidiaries for the six months then ended, certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, the Swing Line Bank and the Issuing Bank, fairly present the Consolidated pro forma financial condition of Brands and its Subsidiaries as at such date and the Consolidated pro forma results of operations of Brands and its Subsidiaries for the period ended on such date, in each case after giving effect to the Mergers and the other transactions contemplated hereby and thereby, all in accordance with GAAP.

                  (h) The Consolidated forecasted balance sheets, income statements and cash flow statements of Brands and its Subsidiaries delivered to the Lenders pursuant to Sections 3.01(n)(xii) and 5.03(e) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were reasonable in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

                  (i) None of the written information, exhibits or reports (including, without limitation, any financial information (other than such financial information referred to in Section 4.01(h) which shall be prepared and delivered in accordance with such Section 4.01(h)) furnished by or on behalf of any Loan Party or Mr. Coffee to the Agent, the Swing Line Bank, the Issuing Bank or any Lender in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading, except to the extent such information, exhibit or report has been amended, supplemented or modified by any other information, exhibit or report subsequently delivered to the Agent, the Issuing Bank or such Lender that previously received such information, exhibit or report.

                  (j) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party, any of their Subsidiaries or any of their properties (including any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) except as described on Schedule 4.01(j) hereto (the "DISCLOSED LITIGATION"), purports to affect the legality, validity or enforceability of the Mergers, this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby or thereby.

                  (k) Except in accordance with the terms of the Merger Agreement, no proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Exchange Act.

                  (l) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                  (m) Set forth on Schedule 4.01(m) hereto is a complete and accurate list as of the date hereof of all Plans, Multiemployer Plans and Welfare Plans maintained or contributed to by each Loan Party or any of its Subsidiaries or as to which such Loan Party or any such Subsidiary has a commitment to establish.

                  (n) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of any Loan Party or any of its ERISA Affiliates that has resulted or is reasonably likely to result in liabilities of such Loan Party and its ERISA Affiliates that exceed $250,000.

                  (o) Schedule B (Actuarial Information) to the most recently completed annual report (form 5500 Series) for each Plan of any Loan Party or any of its ERISA Affiliates, if any, copies of which have been filed with the Internal Revenue Service and furnished to the Lenders, the Swing Line Bank and the Issuing Bank, is complete and accurate and fairly presents the funding status of such Plan and, since the date of such Schedule B, there has been no material adverse change in such funding status.

                  (p) Neither any Loan Party nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                  (q) Neither any Loan Party nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected by such Loan Party or any of its ERISA Affiliates to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                  (r) The aggregate annualized cost (including, without limitation, the cost of insurance premiums), if any, with respect to post-retirement benefits under Welfare Plans for which the Loan Parties and their Subsidiaries are liable does not exceed $100,000 and the projected aggregate liability for all such post-retirement benefits does not exceed $250,000.

                  (s) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could have a Material Adverse Effect.

                  (t) Except as described on Schedule 4.01(t) hereto, the operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all Environmental Laws; all material Environmental Permits have been obtained and are in effect for the operations and properties of each Loan Party and its Subsidiaries; each Loan Party and its Subsidiaries are in compliance in all material respects with all such Environmental Permits; and no circumstances exist that could (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (u) None of the properties of any Loan Party or any of its Subsidiaries is listed or, to the best of its knowledge, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup, or is adjacent to any such property; and no underground storage tanks, as such term is defined in 42 U.S.C. Section 6991, are located on any property of any Loan Party or any of its Subsidiaries.

                  (v) Neither any Loan Party nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or, to the best of its knowledge, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list; Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of any Loan Party or any of its Subsidiaries, except in compliance with all Environmental Laws and Environmental Permits; and all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits.

                  (w) None of Loan Parties nor any of their Subsidiaries is a party to any indenture, loan or credit agreement or lease or other agreement or instrument or is subject to any charter or corporate restriction that could have a Material Adverse Effect.

                  (x) Each of Loan Parties and each of their Subsidiaries has filed, has caused to be filed or has been included in all tax returns (federal, state, local and foreign) required to be filed and, except as otherwise permitted in Section 5.01(b), have paid all taxes shown thereon to be due, together with applicable interest and penalties.

                  (y) Set forth on Schedule 4.01(y) hereto is a complete and accurate list, as of the date hereof, of each taxable year of Brands, Mr. Coffee and their Subsidiaries for which federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "OPEN YEAR").

                  (z) The aggregate unpaid amount, as of the date hereof, of adjustments to the federal income tax liability of Brands, Mr. Coffee and their Subsidiaries proposed by the Internal Revenue Service with respect to Open Years does not exceed $10,000. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Material Adverse Effect.

                  (aa) The aggregate unpaid amount, as of the date hereof, of adjustments to the state, local and foreign tax liability of Brands, Mr. Coffee and their Subsidiaries proposed by all state, local and foreign taxing authorities (other than amounts arising from adjustments to federal income tax returns) does not exceed $25,000. No issues have been raised by such state, local and foreign taxing authorities that, in the aggregate, could have a Material Adverse Effect.

                  (bb) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or, other than as set forth on Schedule 4.01(bb) hereto, an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. Each transaction between such Loan Party or such Subsidiary and any Person identified on such Schedule 4.01(bb) has been conducted in all material respects in compliance with all applicable laws, rules, regulations and orders. Neither the making of any Advances, the issuance of any Letters of Credit nor the application of the proceeds therefrom or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  (cc) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

                  (dd) Set forth on Schedule 4.01(dd) hereto is a complete and accurate list as of the date hereof of all Surviving Indebtedness, showing as of such date each Loan Party and its Subsidiaries party thereto, the principal amount outstanding thereunder and the scheduled maturity thereof.

                  (ee) Set forth on Schedule 4.01(ee) hereto is a complete and accurate list of all real property owned by each Loan Party and each of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book value thereof. Each such Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

                  (ff) Set forth on Schedule 4.01(ff) hereto is a complete and accurate list of all leases of real property under which any of the Loan Parties or any of their Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is, to the best of the Borrower's knowledge, the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

                  (gg) Set forth on Schedule 4.01(gg) hereto is a complete and accurate list of all Investments held by any Loan Party or any of their Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

                  (hh) Set forth on Schedule 4.01(hh) hereto is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party and each of their Subsidiaries, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date.


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. AFFIRMATIVE COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender, the Swing Line Bank, the Issuing Bank shall have any Commitment hereunder, the Borrower will:

                  (a) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

                  (b) PAYMENT OF TAXES, ETC. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property other than such taxes, assessments and governmental charges or levies which do not exceed $25,000 at any time outstanding and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property, which together with all such other Liens, exceeds $25,000; PROVIDED, HOWEVER, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) COMPLIANCE WITH ENVIRONMENTAL LAWS. Comply, and cause each of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; PROVIDED, HOWEVER, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                  (d) MAINTENANCE OF INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance (including, without limitation, insurance required by the Security Agreement and the Mortgages) with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks as is usually carried by companies in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates, in each case naming the Agent as insured and as loss payee.

                  (e) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Subsidiaries of the Borrower may consummate any merger or consolidation permitted under Section 5.02(d).

                  (f) VISITATION RIGHTS. At any time and from time to time upon reasonable notice, permit the Agent, the Swing Line Bank, the Issuing Bank or, if arranged through the Agent, any of the Lenders, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent public accountants; PROVIDED that the Borrower, or a representative of the Borrower, shall have this opportunity to be present at any such discussion with such independent public accountants.

                  (g) PREPARATION OF ENVIRONMENTAL REPORTS. At the request of the Agent from time to time but in no event no more than two times after the date hereof or at any time upon (i) the occurrence and during the continuation of an Event of Default, (ii) the acquisition of any real property interest (excluding any leasehold interest) and (iii) the change of any Environmental Law, provide to the Lenders, the Swing Line Bank and the Issuing Bank within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for all of its and its Subsidiaries' properties described in such request, prepared by an environmental consulting firm acceptable to the Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties. Without limiting the generality of the foregoing, if the Agent determines at any time that a material risk exists that any such environmental assessment report will not be delivered within the time referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants, and agrees to cause any Subsidiary that owns any property described in such request to grant, at the time of such request, to the Agent, the Lenders, the Swing Line Bank, the Issuing Bank, such firm and any agents or representatives thereof an irrevocable nonexclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

                  (h) KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (i) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (j) COMPLIANCE WITH TERMS OF LEASEHOLDS. (i) Make all payments and otherwise perform all obligations in respect of all leases of real property, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, in each case except to the extent that the failure to so act could not adversely affect the interest or rights of the Borrower or of the Agent or the Lenders in any manner and (ii) notify the Agent of any default by any party with respect to such leases and cooperate with the Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

                  (k) PERFORMANCE OF RELATED DOCUMENTS. (i) Perform and observe all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect and enforce each such Related Document in accordance with its terms, in each case except to the extent that the failure to so act could not adversely affect the interest or rights of the Borrower or of the Agent, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks or the Lenders in any manner (it being acknowledged by the Borrower that a change in the financial and payment terms of any such Related Document could adversely affect such interest or rights), and take all such action to such end as may be from time to time reasonably requested by the Agent and (ii) upon the reasonable request of the Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as the Borrower is entitled to make under such Related Document.

                  (l) TRANSACTIONS WITH AFFILIATES. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate; PROVIDED, HOWEVER, that the Borrower may (i) make any payments required under the Tax Sharing Agreement in accordance with the terms thereof and (ii) pay to Thomas H. Lee Company
         (A) a financial advisory fee in connection with the Acquisition not to exceed $750,000 and (B) a management fee not to exceed $240,000 per annum, in each case with respect to this clause (ii) PLUS reasonable and documented expenses in connection therewith.

                  (m) COVENANT TO GIVE SECURITY. Upon the request of the Agent following the occurrence and during the continuance of a Default under 6.01(e) or an Event of Default, and at the expense of the Borrower, (i) within ten days after such request, furnish to the Agent a description of the real and personal properties of the Borrower and its Subsidiaries in detail reasonably satisfactory to the Agent, (ii) within 15 days after such request, duly execute and deliver to the Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Agent, securing payment of all the Obligations of the Borrower under the Loan Documents and constituting Liens on all such properties, (iii) within 30 days after such request, take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the opinion of the Agent to vest in the Agent (or in any representative of the Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreements delivered pursuant to this Section 5.01(m), enforceable against all third parties in accordance with their terms, (iv) within 45 days after such request, deliver to the Agent a signed copy of a favorable opinion of counsel for the Borrower, addressed to the Agent, the Swing Line Bank, the Issuing Bank, the Lenders and the Hedge Banks and acceptable to the Agent, as to the matters contained in clauses
         (i), (ii) and (iii) above, as to such security agreements being legal, valid and binding obligations of the Borrower and its Subsidiaries enforceable in accordance with their terms and as to such other matters as the Agent may reasonably request, (v) as promptly as practicable after such request, deliver to the Agent surveys and mortgage title insurance policies as to each parcel of real property subject to such request, in each case in form and substance satisfactory to the Agent, and (vi) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem desirable in obtaining the full benefits of, or in preserving the Liens of, such security agreements

                  (n) INTEREST RATE HEDGING. Within 60 days after the date of the initial Borrowing, enter into, and maintain for a period of two years thereafter, interest rate Hedge Agreements with Persons acceptable to the Agent, covering a notional amount of not less than $50,000,000 and providing for an interest rate cap on LIBOR of 2.25% above the prevailing LIBOR rate then in effect.

                  (o) CONSENTS, ETC. Unless the Agent provides otherwise, use, and cause each of its Subsidiaries to use, its best efforts to cause each lessor identified on Schedule 5.01(o) hereto upon the expiration of the lease identified for such lessor and each other lessor and each warehouseman or supplier to enter into a consent and agreement, which shall provide that such lessor, warehouseman or supplier agrees that the Agent has certain rights to the Collateral located on such lessor's or warehouseman's property or in the possession of such supplier, in each case in form and substance reasonably satisfactory to the Agent.

                  (p) CONDITIONS SUBSEQUENT. (i) UCC SEARCH REPORTS. As promptly as practicable after the date of the initial Borrowing, furnish to the Agent completed requests for information listing the financing statements referred to in Section 3.01(n)(viii)(B) and all other effective financing statements filed in the jurisdictions referred to in Section 3.01(n)(viii)(B) that name any Loan Party as debtor, together with copies of such other financing statements.

                  (ii) THE MERGER. (A) Immediately after the initial Borrowing hereunder, file the First Merger Certificate in proper form with the Secretary of State of the State of Delaware and cause the consummation of the First Merger in accordance with all applicable laws and (B) promptly as practicable, and in no event later than the next Business Day after the date of the initial Borrowing, file the Second Merger Certificate in proper form with the Secretary of State of the State of Delaware and cause the consummation of the Second Merger in accordance with all application laws;

                  (iii) MORTGAGES. As promptly as practicable after the date hereof, and in no event later than 60 days after the date hereof, furnish to the Agent deeds of trust, trust deeds and mortgages, in form and substance satisfactory to the Agent, covering the properties listed on Schedule 5.01(p)(iii) (as amended, supplemented or otherwise modified from time to time in accordance with their terms and this Agreement, the "MORTGAGES"), duly executed by the Borrower, together with:

                           (A) evidence satisfactory to the Agent that
                  counterparts of the Mortgages have been duly recorded on or prior to the date which is 60 days after the date hereof in all filing or recording offices that may be necessary or that the Agent may deem desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Agent, the Lenders, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Hedge Banks and that all filing and recording taxes and fees have been paid,

                           (B) a fully paid American Land Title Association
                  Lender's Extended Coverage title insurance policy (the "MORTGAGE POLICIES") in form and substance, with endorsements and in an amount acceptable to the Agent, issued, coinsured and reinsured by title insurers acceptable to the Agent, insuring the Mortgages to be a valid first and subsisting Lien on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, other than Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as may be necessary or as the Agent may deem desirable,

                           (C) an American Land Title Association form survey,
                  dated no more than 30 days prior to the date that the Mortgages are furnished to the Agent hereunder, certified to the Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Agent by a land surveyor duly registered and licensed in the State in which the properties described in such surveys is located and acceptable to the Agent, showing all buildings and other improvements, any offsite improvements, the location of any easements, parking spaces, rights of way, building setback lines and other dimensional regulations and the absence of encroachments (either by such improvements on or to such property) and other defects, other than encroachments and other defects acceptable to the Agent, and

                           (D) evidence that all other actions that may be
                  necessary or that the Agent may deem reasonably desirable in order to create a valid first and subsisting Lien on the property described in the Mortgages has been taken and such other approvals, opinions or documents as the Agent may reasonably request.

                  SECTION 5.02. NEGATIVE COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender, or the Swing Line Bank, or the Issuing Bank shall have any Commitment hereunder, the Borrower will not:

                  (a) LIENS, ETC. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts), whether now owned or hereafter acquired, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other rights to receive income, EXCLUDING, HOWEVER, from the operation of the foregoing restrictions the following:

                           (i) Liens created by the Loan Documents;

                           (ii) Permitted Liens;

                           (iii) purchase money Liens upon or in one or more
                  items of personal or real property acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; PROVIDED, HOWEVER, that no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and PROVIDED FURTHER that any such Indebtedness shall not otherwise be prohibited by the terms of the Loan Documents; and

                           (iv) Liens arising in connection with Capitalized
                  Leases.

                  (b) INDEBTEDNESS. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness other than:

                           (i)      in the case of the Borrower,

                                    (A) Indebtedness under the Loan Documents,

                                    (B) Surviving Indebtedness,

                                    (C) Indebtedness evidenced by the
                           Subordinated Notes, and

                                    (D) Indebtedness in respect of Hedge
                           Agreements required to be maintained under Section 5.01(n) with one or more Hedge Banks, and

                                    (E) guaranties of the Obligations of
                           Concepts in an aggregate amount not to exceed $350,000 at any time outstanding;

                           (ii) in the case of any of its Subsidiaries,

                                    (A) Indebtedness owed to the Borrower in an
                           aggregate principal amount, together, without duplication, with all Investments outstanding in accordance with Section 5.02(f)(ii), not to exceed $1,000,000 at any time outstanding and evidenced by a promissory note in form and substance acceptable to the Agent and pledged to the Lenders, the Swing Line Bank, the Issuing Bank and the Existing Issuing Banks under the Security Agreement,

                                    (B) guarantees required under the Indenture;

                           (iii) in the case of the Borrower and any of its
                  Subsidiaries,

                                    (A) Indebtedness secured by Liens permitted
                           by Section 5.02(a)(iii) or (iv) not to exceed an aggregate amount for all such Liens of $2,500,000 at any time outstanding,

                                    (B) Indebtedness consisting of trade
                           payables incurred in the ordinary course of business, and

                                    (C) indorsement of negotiable instruments
                           for deposit or collection or similar transactions in the ordinary course of business; and

                           (iv) in the case of Mr. Coffee, the Obligations of
                  Mr. Coffee to purchase or otherwise make any payment with respect to its common stock required by the Merger Agreement.

                  (c) LEASE OBLIGATIONS. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease (excluding Capitalized Leases) having an original term of one year or more that would cause the direct and contingent liabilities of the

         Borrower and its Subsidiaries, on a Consolidated basis, in respect of all such Obligations to exceed $5,000,000 payable in any consecutive 12-month period.

                  (d) MERGERS, ETC. Merge into or consolidate with any Person or permit any Person to merge into it, or transfer or dispose of all or substantially all of its property and assets, or permit any of its Subsidiaries to do any of the foregoing, except that:

                           (i) the Borrower and its Subsidiaries may consummate
                  the Mergers;

                           (ii) any wholly owned Subsidiary of the Borrower may
                  merge into or consolidate with, or transfer all or substantially all of its property and assets to, any other wholly owned Subsidiary of the Borrower; and

                           (iii) any of the Borrower's Subsidiaries may merge
                  with and into the Borrower;

         PROVIDED, HOWEVER, that immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default and in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation.

                  (e) SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any Collateral (other than Inventory to be sold in the ordinary course of business), except:

                           (i) sales of Inventory by the Borrower and its
                  Subsidiaries in the ordinary course of its business;

                           (ii) dispositions of property and assets by the
                  Borrower and its Subsidiaries in a transaction permitted by
                  Section 5.02(d);

                           (iii) dispositions for cash and fair value of
                  obsolete equipment and of excess or worn- out equipment (e.g., equipment that is no longer used in the conduct of the Borrower's or such Subsidiary's business);

                           (iv) other dispositions of property and assets by the
                  Borrower and its Subsidiaries for cash and fair value that do not exceed, on a Consolidated basis, an aggregate amount of $3,000,000; and

                           (v) the sale of accounts receivable in an aggregate
                  amount not to exceed $5,000,000 and other accounts receivable owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 6.01(e).

                  (f) INVESTMENTS IN OTHER PERSONS. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

                           (i) Investments by the Borrower in the Surviving
                  Corporation prior to the Second Merger;

                           (ii) Investments by the Borrower in its wholly owned
                  Subsidiaries (other than the Surviving Corporation) in an aggregate amount, together, without duplication, with all

                  Indebtedness outstanding in accordance with Section 5.02(b)(ii)(A) not to exceed $1,000,000 at any time outstanding; PROVIDED, HOWEVER, that, at the time of such Investment, such Subsidiary shall be Solvent and the Agent shall have received a certificate from the chief financial officer of the Borrower to such effect; PROVIDED FURTHER that, notwithstanding anything herein to the contrary, Investments by the Borrower in Kava shall not exceed $50,000 at any time outstanding;

                           (iii) Investments in Hedge Agreements required to be
                  maintained under Section 5.01(n);

                           (iv) Investments by the Borrower and its Subsidiaries
                  in Cash Equivalents;

                           (v) advances to employees of the Borrower or any of
                  its Subsidiaries made in the ordinary course of business in an aggregate amount not to exceed $300,000 at any time outstanding; and

                           (vi) Investments of the Borrower in Concepts in an
                  aggregate amount not to exceed $250,000 at any time outstanding; PROVIDED, HOWEVER, that any such Investments consisting of Indebtedness shall be evidenced by a promissory note in form and substance satisfactory to the Agent and pledged to the Collateral Agent under the Security Agreement.

                  (g) DIVIDENDS, ETC. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that the Borrower may:

                           (i) declare and deliver dividends and distributions
                  payable only in common stock of the Borrower;

                           (ii) declare and pay dividends or distributions in
                  cash to Brands:

                                    (A) to discharge the obligations of the
                           Borrower and its Subsidiaries under the Tax Sharing Agreement and

                                    (B) to discharge ordinary course operating
                           and administrative expenses in an amount not to exceed $100,000 payable during any 12-month period; and

                           (iii) repurchase its capital stock in the ordinary
                  course of business from employees, upon termination of such employees, at fair market value in an aggregate amount not to exceed $500,000 in any 12-month period.

         PROVIDED that, in each case (other than subclause (ii)(A) above), immediately before and immediately after giving effect thereto, no Default shall have occurred and be continuing.

                  (h) PREPAYMENTS, ETC. OF INDEBTEDNESS. (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, other than the prepayment of Advances in accordance with the terms of this Agreement or of any Indebtedness payable to the Borrower or (ii) amend, modify or change in any manner adverse to the Agent, any Lender, the Swing Line Bank, the Issuing Bank, any Existing Issuing Bank or any Hedge Bank any term or condition of any Surviving Indebtedness or any Subordinated Notes Document, or permit any of its Subsidiaries to do any of the foregoing.

                  (i) NEW SUBSIDIARIES. Create, organize, incorporate or acquire any Subsidiary (such newly created, organized, incorporated or acquired Subsidiary being a "NEW SUBSIDIARY"), or permit any of its Subsidiaries to create, organize, incorporate or acquire any New Subsidiary, unless:

                           (i) such New Subsidiary is a direct wholly owned
                  Subsidiary of the Borrower (other than to the extent of qualifying shares or similar ownership interests required by applicable law);

                           (ii) the Agent is reasonably satisfied with the
                  corporate and legal structure and capitalization of such New Subsidiary;

                           (iii) such New Subsidiary executes and delivers to
                  the Lenders, the Swing Line Bank and the Issuing Bank, on the date of its creation, organization, incorporation or acquisition, (A) a security agreement, (B) a guaranty and (C) such other agreements (including, without limitation, a patent, trademark and copyright security agreement), instruments, certificates or documents as the Agent may request, in each case on terms and conditions satisfactory to the Required Lenders; and

                           (iv) such New Subsidiary has taken or takes all such
                  other actions that may be necessary or that the Agent may deem desirable in order to perfect and protect any pledge, assignment or security interest granted by the security agreements referred to in clause (iii) above (including, without limitation, a pledge of all of the outstanding capital stock (other than qualifying ownership shares or similar ownership interests required by applicable law) of such New Subsidiary to the Agent for the benefit of the Lenders, the Swing Line Bank, the Issuing Bank and the Existing Issuing Banks) or to enable the Agent to exercise and enforce its rights and remedies thereunder.

                  (j) CHANGE IN NATURE OF BUSINESS. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                  (k) CHARTER AMENDMENTS. Amend, or permit any of its Subsidiaries to amend (i) its charter or (ii) its bylaws if such amendment could adversely affect the interest or rights of the Agent, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks or the Lenders in any manner.

                  (l) ACCOUNTING CHANGES. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except (i) a change in its fiscal year which change shall not occur more than one time, (ii) changes immediately following the First Merger in connection with the First Merger and
         (iii) as required by generally accepted accounting principles in effect from time to time.

                  (m) AMENDMENT, ETC. OF RELATED DOCUMENTS. Cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, amend, modify or otherwise change any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, or take any other action in connection with any Related Document, in each case that could impair the value of the interest or rights of the Borrower thereunder or the interest or rights of the Agent, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks, the Lenders or the Hedge Banks in any manner (it being acknowledged by the Borrower that any change in the financial or payment terms of any such Related Document could impair such interest or rights).

                  (n) NEGATIVE PLEDGE. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than the Indenture and any such agreement with the Agent, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Lenders.

                  (o) PARTNERSHIPS. Become a general partner in any general or limited partnership, or permit any of its Subsidiaries to do so.

                  SECTION 5.03. REPORTING REQUIREMENTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender, or the Swing Line Bank, or the Issuing Bank shall have any Commitment hereunder, the Borrower will furnish to the Lenders, the Swing Line Bank and the Issuing
Bank:

                  (a) DEFAULT NOTICE. As soon as possible and in any event within two days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth the nature of such Default and the action that the Borrower has taken and/or proposes to take with respect thereto.

                  (b) MONTHLY FINANCIALS. As soon as available and in any event within 30 days after the end of each month, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such month and Consolidated and consolidating statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month and commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the immediately preceding month and the corresponding figures for the corresponding month of the immediately preceding fiscal year, all in reasonable detail and duly certified by the chief financial officer of the Borrower, together with a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.02 and 5.04.

                  (c) QUARTERLY FINANCIALS. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and at the end of the previous fiscal quarter and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the prior quarter and the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of such officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.02 and 5.04.

                  (d) ANNUAL FINANCIALS. As soon as available and in any event within 90 days after the end of each fiscal year of Brands, a copy of the annual audit report for such year for Brands and its Subsidiaries, including therein Consolidated and consolidating balance sheets of Brands and its Subsidiaries as of the end of such fiscal year and Consolidated and consolidating statements of income, retained earnings and cash flow of Brands and its Subsidiaries for such fiscal year, in each case accompanied by an opinion reasonably acceptable to the Required Lenders of Arthur Andersen & Co. or other independent public accountants of recognized standing reasonably acceptable to the Agent, together with (i) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of Brands and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof,
         (ii) a schedule in form satisfactory to the Agent of the computations used by such accountants in determining, as of the end of such fiscal year, compliance with the covenants contained in Sections 5.02 and 5.04 and the calculation of Excess Cash Flow for such fiscal year and (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

                  (e) ANNUAL FORECASTS. As soon as available and in any event no later than 15 days after the end of each fiscal year of the Borrower, forecasts prepared by management of the Borrower, in form satisfactory to the Agent, of Consolidated and consolidating balance sheets, income statements and cash flow statements (and any underlying assumptions with respect thereto) on a monthly basis for the first fiscal year following the fiscal year then ended.

                  (f) ACCOUNTANTS' LETTERS AND REPORTS. (i) As soon as available and in any event prior to December 31 of each fiscal year of the Borrower, commencing December 31, 1994, a letter from Arthur Andersen & Co. or other independent public accountant of recognized standing acceptable to the Required Lenders, in substantially the form of Exhibits I hereto (or another form acceptable to the Required Lenders), to the Agent, acknowledging that the Lenders, the Swing Line Bank and the Issuing Bank will rely upon the financial statements of the Loan Parties examined by, and the related reports of, such accountants for the succeeding fiscal year in determining whether to take action or refrain from taking action under the Loan Documents; and (ii) promptly upon receipt thereof, copies of all reports submitted to Brands or any of its Subsidiaries by Arthur Andersen & Co. or any other independent public accountants of Brands or any such Subsidiary in connection with each annual, interim or special audit of its financial statements made by such accountants, including the comment letter submitted by such accountants to management of Brands or any such Subsidiary in connection with their annual audit and any reports addressing accounting controls submitted by such accountants with respect to Brands or such Subsidiary.

                  (g) PLAN ADOPTIONS, ETC. Promptly after (i) the adoption or commitment to the adoption thereof, a copy of any new Plan of the Borrower or any of its Subsidiaries and (ii) any amendment or commitment to any amendment thereof, a copy of such amendment to any Plan of the Borrower or any of its Subsidiaries.

                  (h) ERISA EVENTS. Promptly and in any event within ten days after any Loan Party or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.

                  (i) PLAN TERMINATIONS. Promptly and in any event within two Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan.

                  (j) PLAN ANNUAL REPORTS. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (form 5500 Series) with respect to each Plan of each Loan Party or any of its ERISA Affiliates.

                  (k) MULTIEMPLOYER PLAN NOTICES. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (i) or (ii) above.

                  (l) LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, investigations (including, without limitation, any investigation from any regulatory agency and any reports resulting from such investigation), litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of their Subsidiaries or any of their properties of the type described in Section 4.01(j) and in each case, any other information available to the Borrower or any of its Subsidiaries with respect to any of the foregoing that would enable the Agent and the Lenders to more fully evaluate such action, suit, investigation, litigation or proceeding.

                  (m) SECURITIES REPORTS. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

                  (n) CREDITOR REPORTS. Promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party (including, without limitation, the holders of the Subordinated Notes) or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders, the Swing Line Bank and the Issuing Bank pursuant to any other clause of this Section 5.03.

                  (o) AGREEMENT NOTICES. Promptly upon receipt thereof, copies of all material notices, requests and other documents received by or given to any of the Loan Parties or any of their Subsidiaries under or pursuant to any Related Document and, from time to time upon request by the Agent, such other information and reports regarding the Related Documents as the Agent may reasonably request.

                  (p) REVENUE AGENT REPORTS. Within 10 days after receipt, copies of all Revenue Agent Reports (Internal Revenue Service form
         886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive or negative adjustments to the federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $100,000 or more.

                  (q) TAX CERTIFICATES. Promptly, and in any event within five Business Days after the due date (with extensions) for filing the final federal income tax return in respect of each taxable year, a certificate, signed by the president or the chief financial officer of the Borrower, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member has paid to the Internal Revenue Service or other taxing authority, or to the Borrower, the full amount that such affiliated group is required to pay in respect of federal income tax for such year and that the Borrower and its Subsidiaries have received any amounts payable to them, and have not paid amounts in respect of taxes (federal, state, local or foreign) in excess of the amount they are required to pay, under the Tax Sharing Agreement in respect of such taxable year.

                  (r) ENVIRONMENTAL CONDITIONS. Promptly after the occurrence thereof, notice of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that results in a material noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit or could (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or such property that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (s) BORROWING BASE REPORT. Within 15 days after the end of each fiscal month so long as there are any Revolving Credit Commitments, a Borrowing Base Report certified by the chief financial officer of the Borrower; PROVIDED, HOWEVER, that the Agent may, in its sole discretion, require the Borrower to furnish a Borrowing Base Report to the Lenders at any time upon notice to the Borrower.

                  (t) RECEIVABLES AGING REPORT. As soon as available and in any event within 30 days after the end of each fiscal month, a report prepared by the chief financial officer of the Borrower, in form and substance satisfactory to the Agent, setting forth (i) all Obligors under all Receivables of the Borrower and its Subsidiaries, (ii) all Inventory of the Borrower and its Subsidiaries by general category and
         (iii) an analysis as to the aging of such Receivables and such Inventory; PROVIDED, HOWEVER, that if the first of such reports made available to the Agent in accordance with this Section 5.03(t) is not in form and substance satisfactory to the Agent, the Borrower shall use its best efforts to conform such report to the Agent's requirements within 60 days of the date of the initial Borrowing.

                  (u) OTHER INFORMATION. Such other information with respect to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender may from time to time reasonably request.

                  SECTION 5.04. FINANCIAL COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender, the Issuing Bank or the Swing Line Bank shall have any Commitment hereunder, the Borrower will:

                  (a) MINIMUM NET WORTH. Maintain on a Consolidated basis for itself and its Subsidiaries a Net Worth at all times during each fiscal year set forth below of not less than the amount set forth below for each such fiscal year:


               ==========================================================
               PERIOD ENDING                   AMOUNT
               -------------                   ------
               ----------------------------------------------------------
               September 30, 1998              $46,000,000
               ----------------------------------------------------------
               September 30, 1999              $46,500,000
               ----------------------------------------------------------
               September 30, 2000              $48,000,000
               ----------------------------------------------------------
               Thereafter                      $51,000,000
               ==========================================================

                  (b) LEVERAGE RATIO. Maintain on a Consolidated basis for itself and its Subsidiaries a Leverage Ratio at all times during each Rolling Period set forth below of not more than the amount set forth below for such Rolling Period:

================================================================================
QUARTERLY ROLLING PERIOD ENDING IN                     RATIO
----------------------------------                     -----
--------------------------------------------------------------------------------
October 1, 1997 to September 30, 1998                  2.25 to 1
--------------------------------------------------------------------------------
October 1, 1998 to September 30, 1999                  2.00 to 1
--------------------------------------------------------------------------------
October 1, 1999 to September 30, 2000                  1.50 to 1
--------------------------------------------------------------------------------
Thereafter                                             1.00 to 1
================================================================================

         (c) INTEREST COVERAGE RATIO. Maintain on a Consolidated basis for itself and its Subsidiaries an Interest Coverage Ratio at all times during each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

================================================================================
Quarterly Rolling Period Ending In                     RATIO
--------------------------------------------------------------------------------
October 1, 1997 to September 30, 1998                  1.60 to 1
--------------------------------------------------------------------------------
October 1, 1998 to September 30, 1999                  1.70 to 1
--------------------------------------------------------------------------------
October 1, 1999 to September 30, 2000                  1.90 to 1
--------------------------------------------------------------------------------
Thereafter                                             2.10 to 1
================================================================================

         (d) FIXED CHARGE COVERAGE RATIO. Maintain on a Consolidated basis for itself and its Subsidiaries a Fixed Charge Coverage Ratio at all times during each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

================================================================================
Quarterly Rolling Period Ending In                     RATIO
----------------------------------                     -----
--------------------------------------------------------------------------------
October 1, 1997 to September 30, 1998                  1.15 to 1
--------------------------------------------------------------------------------
October 1, 1998 to September 30, 1999                  1.10 to 1
--------------------------------------------------------------------------------
Thereafter                                             1.05 to 1
================================================================================

         (E) CAPITAL EXPENDITURES. Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all Capital Expenditures made by the Borrower and its Subsidiaries on a Consolidated basis in any period set forth below to exceed the amount set forth below for such period:

================================================================================
PERIOD                                                 AMOUNT
------                                                 ------
--------------------------------------------------------------------------------
October 1, 1997 to September 30, 1998                  $7,000,000
--------------------------------------------------------------------------------
October 1, 1998 to September 30, 1999                  $5,500,000
--------------------------------------------------------------------------------
October 1, 1999 to September 30, 2000                  $5,500,000
--------------------------------------------------------------------------------
Thereafter                                             $4,125,000
================================================================================

PROVIDED, HOWEVER, that if, at the end of any fiscal year set forth above, the amount specified above for such fiscal year exceeds the amount of Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, the Borrower and its Subsidiaries shall be entitled to make additional Capital Expenditures in the immediately succeeding fiscal year in an amount equal to 50% of the amount of such excess from the immediately preceding fiscal year of the Borrower set forth above."

         (f) MINIMUM EBITDA. Maintain on a Consolidated basis for itself and its Subsidiaries minimum EBITDA as at the end of each Rolling Period during each fiscal year set forth below of not less than the amount set forth below for each such fiscal year:


==========================================================
PERIOD ENDING                   AMOUNT
----------------------------------------------------------
December 31, 1997               $28,500,000
----------------------------------------------------------
March 31, 1998                  $29,000,000
----------------------------------------------------------
June 30, 1998                   $29,500,000
----------------------------------------------------------
September 30, 1998              $30,000,000
----------------------------------------------------------
December 31, 1998               $30,500,000
----------------------------------------------------------
March 31, 1999                  $31,000,000
----------------------------------------------------------
June 30, 1999                   $31,500,000
----------------------------------------------------------
September 30, 1999              $32,000,000
----------------------------------------------------------
December 31, 1999               $33,500,000
----------------------------------------------------------
March 31, 2000                  $34,000,000
----------------------------------------------------------
June 30, 2000                   $34,500,000
----------------------------------------------------------
September 30, 2000              $35,000,000
----------------------------------------------------------
December 31, 2000               $35,500,000
----------------------------------------------------------
March 31, 2001                  $36,000,000
----------------------------------------------------------
June 30, 2001                   $36,500,000
==========================================================

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

                  (a) the Borrower shall fail to pay any principal of, or interest on, any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case when the same becomes due and payable; or

                  (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(b), 5.01(e), 5.01(f), 5.01(g), 5.01(m), 5.01(p), 5.02, 5.03 (other than Sections
         5.03(b), (c) and (d)) or 5.04 or (ii) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 20 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

                  (d) any of the Loan Parties or any of their Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Indebtedness that is outstanding in a principal amount of at least $250,000 in the aggregate (but excluding Indebtedness outstanding hereunder) of such Loan Party or such Subsidiary, as the case may be, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature; or any such Indebtedness shall have become due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                  (e) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(e); or

                  (f) any one or more judgments or orders for the payment of money that, either individually or in the aggregate, exceed $250,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced properly by any creditor upon such judgments or orders or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (g) any nonmonetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party to it in any material respect, or any such Loan Party shall so state in writing; or

                  (i) except as otherwise permitted by this Agreement, any Collateral Document after delivery thereof pursuant to Section 3.01 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on any Collateral purported to be covered thereby; or

                  (j) Brands shall at any time for any reason cease to be the record and beneficial owner of 100% of the outstanding capital stock of the Borrower; or

                  (k) (i) The Equity Investors shall cease to own Voting Stock of Brands representing at least 50% of the combined voting power of all Voting Stock of Brands that the Equity Investors own on the date hereof or (ii) any transaction (including a merger or consolidation) shall occur which results in any Person or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Equity Investors, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of the Voting Stock of Brands having combined voting power equal to or greater than the voting power of the Voting Stock owned by the Equity Investors; or

                  (l) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Loan Parties and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and their ERISA Affiliates related to such ERISA Event) exceeds $250,000; or

                  (m) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and their ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $250,000 or requires payments exceeding $100,000 per annum; or

                  (n) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $250,000; or

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Appropriate Lender to make Advances (other than Letter of Credit Advances and Swing Line Advances) and the Issuing Bank to issue Letters of Credit and the Swing Line Bank to make Swing Line Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; PROVIDED, HOWEVER, that upon any such event described in Section 6.01(e) with respect to any Loan Party (other than generally not paying its debts as such debts become due or admitting in writing its inability to pay its debts generally), (1) the obligation of each Lender to make Advances (other than Letter of Credit Advances and Swing Line Advances) and the Issuing Bank to issue Letters of Credit and the Swing Line Bank to make Swing Line Advances shall automatically be terminated and (2) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                  SECTION 6.02. ACTIONS IN RESPECT OF LETTERS OF CREDIT UPON EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing, the Agent may, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Agent on behalf of the Lenders in same day funds at the Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to 105% of the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agent, the Lenders, the Issuing Bank, the Swing Line Bank, the Existing Issuing Banks and the Hedge Banks or that the total amount of such funds is less than 105% of the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) 105% of such aggregate Available Amount over (b) the total amount of funds, if any, held in the L/C Cash Collateral Account that the Agent determines to be free and clear of any such right and claim at the time of such demand.

                                   ARTICLE VII

                                   THE AGENTS

                  SECTION 7.01. AUTHORIZATION AND ACTION. Each Lender, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent and each Existing Issuing Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, or all the Lenders, as the case may be, and such instructions shall be binding upon all Lenders, the Issuing Bank, all Existing Issuing Banks and all holders of Notes; PROVIDED, HOWEVER, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender, the Issuing Bank and each Existing Issuing Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 7.02. AGENTS' RELIANCE, ETC. None of the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the
Agents: (a) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (b) may consult with legal counsel (including, without limitation, counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank and shall not be responsible to any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank for any statements, warranties or representations made in or in connection with the Loan Documents;
(d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant hereto; (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties; and (g) shall incur no liability as a result of any determination whether the transactions contemplated by the Loan Documents constitute a "highly leveraged transaction" within the meaning of the interpretations issued by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

                  SECTION 7.03. EACH AGENT AND ITS AFFILIATES. With respect to its Commitments, the Advances made by it, and the Note or Notes issued to it, each of the Agents shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "LENDER" or "LENDERS" shall, unless otherwise expressly indicated, include each of the Agents in its individual capacity. Each of the Agents and its respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if such Agent were not an Agent and without any duty to account therefor to the Lenders, the Issuing Bank, the Swing Line Bank or the Existing Issuing Banks.

                  SECTION 7.04. LENDER CREDIT DECISION. Each Lender, the Swing Line Bank, the Issuing Bank and each Existing Issuing Bank acknowledges that it has, independently and without reliance upon any of the Agents, the Swing Line Bank, the Issuing Bank and each Existing Issuing Bank or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender, the Swing Line Bank, the Issuing Bank and each Existing Issuing Bank also acknowledges that it will, independently and without reliance upon any of the Agents, the Swing Line Bank, the Issuing Bank, any other Existing Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. INDEMNIFICATION. (a) Each Lender severally agrees to indemnify each of the Agents (to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted to be taken by such Agent under the Loan Documents; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse each of the Agents promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 8.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lenders PLUS (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time and
(iii) if no Advances and no Letters of Credit are outstanding at such time, their respective Unused Revolving Credit Commitments at such time. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender's Commitment shall be considered to be unused for purposes of this
Section 7.05 to the extent of the amount of such Defaulted Advance. The failure of any Lender to reimburse any of the Agents promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender's ratable share of such amount.

                  (b) Each Lender severally agrees to indemnify the Issuing Bank and each Existing Issuing Bank (to the extent not otherwise reimbursed by the Borrower) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Issuing Bank or such Existing

Issuing Bank in any way relating to or arising out of any Letter of Credit or any action taken or omitted to be taken by the Issuing Bank or such Existing Issuing Bank in connection with such Letter of Credit; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's or such Existing Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Issuing Bank and each Existing Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, any expenses incurred under Section 2.07(b)(ii)) payable by the Borrower under Section 8.04 to the extent that the Issuing Bank or such Existing Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(b), each Lender's ratable share of any amount shall be determined, at any time, according to the sum of (i) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time PLUS (ii) such Lender's Pro Rata Share of the aggregate outstanding Letter of Credit Advances made by the Issuing Bank and each Existing Issuing Bank and not funded by the Lenders pursuant to Section 2.03(c) at such time PLUS (iii) if no Advances and no Letters of Credit are outstanding at such time, such Lender's Unused Revolving Credit Commitment at such time PLUS (iv) such Lender's Pro Rata Share of the aggregate principal amount of Swing Line Advances made by the Swing Line Bank. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by any of the Agents, any Lender, or a third party. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender's Commitment shall be considered to be unused for purposes of this Section 7.05 to the extent of the amount of such Defaulted Advance. The failure of any Lender to reimburse the Issuing Bank or any Existing Issuing Bank under this Section 7.05(b) shall not relieve any other Lender of its obligation hereunder to reimburse the Issuing Bank or such Existing Issuing Bank for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Issuing Bank or such Existing Issuing Bank for such other Lender's ratable share of such amount.

                  SECTION 7.06. SUCCESSOR AGENTS. (a) Each of the Agents may resign from either or both of the Facilities at any time by giving written notice thereof to the Lenders, the Swing Line Bank, the Issuing Bank, the Existing Issuing Banks and the Borrower, PROVIDED that such resignation shall not be effective prior to the appointment of a successor Agent in accordance with this Agreement. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent as to such of the Facilities as to which each of the Agents has resigned. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may on behalf of the Lenders, the Swing Line Bank, the Issuing Bank and the Existing Issuing Banks appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $750,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent as to both of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent as to only one of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent as to such Facility, and the retiring Agent shall be discharged from its duties and obligations under this Agreement as to such Facility, other than as aforesaid. After any retiring Agent's resignation hereunder as Agent as to both of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent as to any of the Facilities under this Agreement.

                  (b) The Syndication Agent or the Documentation Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and neither of such Agents shall have any duties or obligations under this Agreement or the other Loan Documents in their capacities as such Agents.


                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than any Lender that is a Defaulting Lender at such time unless such Defaulting Lender is timely contesting in good faith the Defaulted Advances or Defaulted Amounts of such Defaulting Lender) and the Issuing Bank, do any of the following at any time:
(i) waive any of the conditions specified in Section 3.01 or, in the case of the initial Borrowing, Section 3.02, (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (iii) release all or substantially all of the Collateral, (iv) amend this Section 8.01 or (v) change the reference to "$34,500,000" in Section 2.03(a); (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has or is owed Obligations under the Loan Documents that are modified by such amendment, waiver or consent, do any of the following: (i) increase the Commitments of such Lender or the Issuing Bank or subject such Lender or the Issuing Bank to any additional obligations,
(ii) reduce the principal of, or interest on, the Note or Notes held by such Lender any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Note or Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the order of application of any prepayment set forth in Section 2.05 in any manner that materially affects such Lender; and (c) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank and each Existing Issuing Bank in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Bank and such Existing Issuing Bank, respectively, under this Agreement; PROVIDED FURTHER that, in any case, no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders and the Issuing Bank required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

                  SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to the Borrower, at its address at Signature Brands, Inc., 7005 Cochran Road, Glenwillow, Ohio Attention:
President, telecopier
number (440) 542-5059; if to any Bank, the Swing Line Bank, the Issuing Bank or any Existing Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to BNP, at its address at 499 Park Avenue, New York, New York 10022,
Attention: Loan Structuring Group, telecopier number (212) 418-8269; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid, except that notices and communications to the Agent pursuant to Article II, III or VII shall not be effective until received by the Agent.

                  SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of any Lender, the Issuing Bank, any Existing Issuing Bank or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. COSTS AND EXPENSES. (a) The Borrower agrees to pay on demand (i) all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the fees and expenses of counsel for the Agent with respect thereto, with respect to advising the Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Agent, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent, the Existing Issuing Banks and the Lenders in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the fees and expenses of counsel for the Agent, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent, each Existing Issuing Bank and each Lender with respect thereto).

                  (b) The Borrower agrees to indemnify and hold harmless the Agent, each Lender, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent, each Existing Issuing Bank and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against any and all claims that may be asserted against, and any and all damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or awarded against, any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement, any other Loan Document or any Commitment of a Lender or the Issuing Bank hereunder, including, without limitation, (i) any acquisition or proposed acquisition (including, without limitation, the Mergers and any of the other transactions contemplated hereby or thereby) by Brands, the Borrower or any of their Subsidiaries or Affiliates of all or any portion of the capital stock or substantially all of the assets of Mr. Coffee or Acquisition or
(ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against the Agent, any Lender, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent, any Existing Issuing Bank or any of their affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Advances.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or conversion pursuant to Section 2.08(b)(i) or 2.09(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Agent or any Lender, in its sole discretion.

                  SECTION 8.05. RIGHT OF SETOFF. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender, the Issuing Bank, each Existing Issuing Bank and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Issuing Bank, such Existing Issuing Bank or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes held by such Lender, irrespective of whether such Lender, the Issuing Bank or such Existing Issuing Bank shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender, the Issuing Bank and each Existing Issuing Bank agrees promptly to notify the Borrower after any such setoff and application; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender, the Issuing Bank, each Existing Issuing Bank and their Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender, the Issuing Bank, such Existing Issuing Bank and its Affiliates may have.

                  SECTION 8.06. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent, each Existing Issuing Bank and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders, the Issuing Bank, the Swing Line Bank, the Syndication Agent, the Documentation Agent and the Existing Issuing Banks.

                  SECTION 8.07. ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); PROVIDED, HOWEVER, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee or to an Affiliate of the assignor and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $2,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any of the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee or an Affiliate of the assignor; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Agent shall maintain at its address referred to in
Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under the Facilities pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under one or both Facilities, a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto.

                  (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment or Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note or Notes for all purposes of this Agreement and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

                  (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; PROVIDED, HOWEVER, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  (h) The Borrower and each Lender agree that, at the request of the Agent, the Borrower or such Lender will reexecute this Agreement to reflect the assignments that have been effected in accordance with this Section 8.07.

                  SECTION 8.08. CONFIDENTIALITY. Neither the Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule, regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating securities, banks or banking.

                  SECTION 8.09. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.10. NO LIABILITY OF THE ISSUING BANKS OR THE EXISTING ISSUING BANKS. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. The Issuing Bank, the Existing issuing Banks and all of their officers or directors shall not be liable or responsible for:

                 (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;

                 (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                 (c) payment by the Issuing Bank or any Existing Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including, without limitation, failure of any documents to bear any reference or adequate reference to such Letter of Credit; or

                 (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit;

PROVIDED, HOWEVER, that the Borrower shall have a claim against the Issuing Bank or any Existing Issuing Bank, and the Issuing Bank or such Existing Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's or such Existing Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of such Letter of Credit or (ii) the Issuing Bank's or Such Existing Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may and the Existing Issuing Banks may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                  SECTION 8.11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.12. WAIVER OF JURY TRIAL. Each of the Borrower, the Agents, the Issuing Bank, the Swing Line Bank and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                 SIGNATURE BRANDS, INC.


                                 By /s/ Steven M. Billick
                                   -----------------------------------------
                                      Name: Steven M. Billick
                                      Title: Senior Vice President, Treasurer
                                             and Chief Financial Officer

                                 BANQUE NATIONALE DE PARIS,
                                      as Agent, Syndication Agent, Issuing Bank,
                                      Swing Line Bank and Lender


                                 By /s/ Kathryn B. Swintek
                                   ------------------------------------------
                                      Name: Kathryn B. Swintek
                                      Title: Executive Vice President


                                 By /s/ Michael Finkelman
                                   -----------------------------------------
                                      Name: Michael Finkelman
                                      Title: Senior Vice President Structured
                                             Finance Group

                                 NBD BANK, as Documentation
                                       Agent and Lender


                                 By /s/ Winifred S. Pinet
                                   -----------------------------------------
                                      Name: Winifred S. Pinet
                                      Title: First Vice President

                                 ALEXANDER HAMILTON LIFE INSURANCE
                                      COMPANY OF AMERICA


                                 By /s/ John C. Ingram
                                   -----------------------------------------
                                      Name: John C. Ingram
                                      Title: Senior Vice President


                                 NATEXIS BANQUE BFCE


                                 By /s/ Frank H. Madden, Jr.
                                   -----------------------------------------
                                      Name: Frank H. Madden, Jr.
                                      Title: Vice President

                                 By /s/ William C. Maier
                                 -------------------------------------------
                                      Name: William C. Maier
                                      Title: Vice President - Group Manager


                                 CREDIT AGRICOLE INDOSUEZ


                                 By /s/ David Bouhl
                                   -----------------------------------------
                                      Name: David Bouhl
                                      Title: First Vice President

                                 By /s/ Katherine L. Abbott
                                   -----------------------------------------
                                      Name: Katherine L. Abbott
                                      Title: First Vice President


                                 PRIME INCOME TRUST


                                 By /s/ Rafael Scolari
                                   -----------------------------------------
                                      Name: Rafael Scolari
                                      Title: Senior Vice President - Portfolio
                                             Manager

                                 FIRST SOURCE FINANCIAL LLP

                                 By   FIRST SOURCE FINANCIAL, INC.,
                                      its Agent/Manager


                                 By   /s/ David C. Wagner
                                   -----------------------------------------
                                      Name: David C. Wagner
                                      Title: Vice President


                                 LASALLE NATIONAL BANK


                                 By /s/ Olga Georgiev
                                   -----------------------------------------
                                      Name: Olga Georgiev
                                      Title: First Vice President

                                 KEY CORPORATE CAPITAL INC.


                                 By /s/ Lee Mosley
                                   -----------------------------------------
                                      Name: Lee Mosley
                                      Title: Senior Vice President


                                 THE FIRST NATIONAL BANK OF
                                      CHICAGO


                                 By /s/ Winifred S. Pinet
                                   -----------------------------------------
                                      Name: Winifred S. Pinet
                                      Title: First Vice President


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By /s/ David Y. Kopolow
                                   -----------------------------------------
                                      Name: David Y. Kopolow
                                      Title: Vice President


                                 VAN KAMPEN AMERICAN CAPITAL
                                      PRIME RATE INCOME TRUST


                                 By /s/ Kathleen A. Zarn
                                   -----------------------------------------
                                      Name: Kathleen A. Zarn
                                      Title: Vice President

                                                         SCHEDULE I TO THE
                                                         CREDIT AGREEMENT
                                                         ----------------



                                   SCHEDULE I
                   COMMITMENTS AND APPLICABLE LENDING OFFICES


====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------
Banque         $7,970,533.34   $496,250    $2,750,000  $18,000,000   $3,000,000    Credit Matters            Credit Matters
Nationale de                                                                       --------------            --------------
Paris                                                                              499 Park Avenue           499 Park Avenue
                                                                                   New York, NY  10022       New York, NY  10022
                                                                                   Tel: (212)418-8246        Tel: (212) 418-8246
                                                                                   Fax: (212)418-8269        Fax: (212) 418-8268
                                                                                   Attn: Elizabeth Tarbell   Attn: Elizabeth Tarbell
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Operations                Operations
                                                                                   ----------                ----------
                                                                                   499 Park Avenue           499 Park Avenue
                                                                                   New York, NY  10022       New York, NY  10022
                                                                                   Tel: (212)415-9807        Tel: (212) 415-9432
                                                                                   Fax: (212)415-9805        Fax: (212) 415-9805
                                                                                   Attn: Kimberley           Attn: Kimberly Williams
                                                                                   Williams
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  499 Park Avenue           499 Park Avenue
                                                                                  New York, NY  10022       New York, NY  10022
                                                                                  ABA No.:  026007689       ABA No.:  026007689
                                                                                  Account No.:              Account No.: 75042070103
                                                                                  75042070103               Ref: Signature Brands
                                                                                  Ref: Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The First      $7,080,900                  $6,600,000                             Credit Control            Credit Control
National Bank                                                                     --------------            --------------
of Chicago                                                                        Winifred Pinet            Winifred Pinet
                                                                                  611 Woodward Avenue       611 Woodward Avenue
                                                                                  2nd FloorSouth            2nd FloorSouth
                                                                                  Detroit MI  48226         Detroit MI  48226
                                                                                  Tel: (313) 225-1313       Tel: (313) 225-1313
                                                                                  Fax: (313) 225-1212       Fax: (313) 225-1212
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  ----------                ----------
                                                                                  One First National Plaza  One First National Plaza
                                                                                  Suite 0173                Suite 0173
                                                                                  Chicago, IL  60670-0173   Chicago, IL  60670-0173
                                                                                  Tel: (312)732-7271        Tel: (312) 732-7271
                                                                                  Fax: (312)732-2715        Fax: (312) 732-2715
                                                                                  Attn:  Stephanie Prince   Attn: Stephanie Prince
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  One First National Plaza  One First National Plaza
                                                                                  Suite 0173                Suite 0173
                                                                                  Chicago, IL  60670-       Chicago, IL  60670-0173
                                                                                  0173                      ABA No.:  071000013
                                                                                  ABA No.:  071000013       Account No.:  75217653
                                                                                  Account No.:  75217653    Ref: Signature Brands
                                                                                  Ref: Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prime Income   4,720,600                                                          Credit                    Credit
Trust                                                                             -------                   ------
                                                                                  Peter Gewirtz             Peter Gewirtz
                                                                                  Two World Trade           Two World Trade Center
                                                                                  Center                    72nd Floor
                                                                                  72nd Floor                New York, NY  10048
                                                                                  New York, NY  10048       Tel: (212) 392-9034
                                                                                  Tel: (212)392-9034        Fax: (212) 392-5345
                                                                                  Fax: (212) 392-5345
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  ----------                ----------
                                                                                  April Chrysostomas        April Chrysostomas
                                                                                  Tel: (212)392-5709        Tel: (212) 392-5709
                                                                                  Fax: (212)392-5345        Fax: (212) 392-5345
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  Bank of New York          Bank of New York
                                                                                  ABA#  021000018           ABA#  021000018
                                                                                  For:  Prime Income        For:  Prime Income Trust
                                                                                  Trust                     A/D#:  003348
                                                                                  A/D#:  003348             GLA:  111612
                                                                                  GLA:  111612              Attn:  MUTUAL FUNDS
                                                                                  Attn:  MUTUAL             RECON. DEPT.
                                                                                  FUNDS RECON.
                                                                                  DEPT.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LaSalle        $4,720,600                  $5,500,000                             Credit Matters            Credit Matters
National                                                                          --------------            --------------
Bank                                                                              120 South LaSalle         120 South LaSalle
                                                                                  Chicago, IL  60603        Chicago, IL  60603
                                                                                  Tel: (312) 904-2698       Tel: (312) 904-2698
                                                                                  Fax: (312) 904-4779       Fax: (312) 904-4779
                                                                                  Attn:  Olga Georgiev      Attn:  Olga Georgiev
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  ----------                ----------
                                                                                  120 South LaSalle         120 South LaSalle
                                                                                  Chicago, IL  60603        Chicago, IL  60603
                                                                                  Tel: (312) 904-6766       Tel: (312) 904-6766
                                                                                  Fax: (312) 904-4779       Fax: (312) 904-4779
                                                                                  Attn:  Cecilia Velez      Attn:  Cecilia Velez
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  120 South LaSalle         120 South LaSalle
                                                                                  Chicago, IL  60603        Chicago, IL  60603
                                                                                  ABA No.:  071000505       ABA No.:  071000505
                                                                                  Account No.:              Account No.:
                                                                                  Ref: Signature Brands     Ref: Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Alexander      $3,933,833.33                                                      Credit                    Credit
Hamilton Life                                                                     ------                    ------
Insurance                                                                         Robert Lee                Robert Lee
Company of                                                                        100 North Greene St.      100 North Greene St.
America                                                                           Greensboro, NC  27401     Greensboro, NC  27401
                                                                                  Tel: (910) 691-3301       Tel: (910) 691-3301
                                                                                  Fax: (910) 691-3717       Fax: (910) 691-3717
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  ----------                ----------
                                                                                  Patrick Madigan           Patrick Madigan
                                                                                  Tel: (212) 495-2733       Tel: (212) 495-2733
                                                                                  Fax: (212) 495-2727       Fax: (212) 495-2727
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  The Bank of New York      The Bank of New York
                                                                                  ABA#:  021000018          ABA#:  021000018
                                                                                  Attn:  P&I Department     Attn:  P&I Department
                                                                                  BNF:  IOC 566             BNF:  IOC 566
                                                                                  F/O:  Alexander           F/O:  Alexander Hamilton
                                                                                  Hamilton Life Insurance   Life Insurance Co.
                                                                                  Co.                       Ref:  Signature Brands
                                                                                  Ref:  Signature Brands
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

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NBD Bank       $5,216,850      $496,250    $8,250,000                             Credit Matters            Credit Matters
                                                                                  --------------            --------------
                                                                                  611 Woodward Avenue       611 Woodward Avenue
                                                                                  2nd Floor South           2nd Floor South
                                                                                  Detroit, MI  48226        Detroit, MI  48226
                                                                                  Tel: (313) 225-1313       Tel: (313) 225-1313
                                                                                  Fax: (313) 225-1212       Fax: (313) 225-1212
                                                                                  Attn:  Winifred Pinet     Attn:  Winifred Pinet
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  ----------                ----------
                                                                                  611 Woodward Avenue       611 Woodward Avenue
                                                                                  2nd Floor South           2nd Floor South
                                                                                  Detroit, MI  48226        Detroit, MI  48226
                                                                                  Tel: (313) 225-3698       Tel: (313) 225-3698
                                                                                  Fax: (313) 225-1671       Fax: (313) 225-1671
                                                                                  Attn:  Carvetta Allen     Attn:  Carvetta Allen
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  611 Woodward Avenue       611 Woodward Avenue
                                                                                  2nd Floor South           2nd Floor South
                                                                                  Detroit, MI  48226        Detroit, MI  48226
                                                                                  ABA No.:  072000326       ABA No.:  072000326
                                                                                  Account No.:  212115      Account No.:  212115
                                                                                  Ref: Signature Brands     Ref: Signature Brands
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


                                        7


====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------
Natexis        $2,360,300                  $1,833,333.33                          Credit                    Credit
Banque-BFCE                                                                       ------                    ------
                                                                                  Frank Madden, Jr.         Frank Madden, Jr.
                                                                                  645 Fifth Avenue          645 Fifth Avenue
                                                                                  New York, NY  10022       New York, NY  10022
                                                                                  Tel: (212) 872-5180       Tel: (212) 872-5180
                                                                                  Fax: (212) 872-5045       Fax: (212) 872-5045
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  ----------                ----------
                                                                                  Marie Mulcahy             Marie Mulcahy
                                                                                  Tel: (212) 872-5031       Tel: (212) 872-5031
                                                                                  Fax: (212) 872-5045       Fax: (212) 872-5045
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  Chase Manhattan Bank      Chase Manhattan Bank
                                                                                  ABA#:  021000021          ABA#:  021000021
                                                                                  Favor:  BFCE              Favor:  BFCE
                                                                                  A/C#:  544-7-75330        A/C#:  544-7-75330
                                                                                  Attn:  Marie Mulcahy      Attn:  Marie Mulcahy
                                                                                  Ref:  Signature Brands    Ref:  Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
First Source                               $13,750,000                            Credit                    Credit
Financial                                                                         ------                    ------
                                                                                  Maureen Ault              Maureen Ault
                                                                                  2850 West Golf Road       2850 West Golf Road
                                                                                  5th Floor                 5th Floor
                                                                                  Rolling Meadows, IL       Rolling Meadows, IL
                                                                                          60008                     60008
                                                                                  Tel: (847) 734-2041       Tel: (847) 734-2041
                                                                                  Fax: (847) 734-7910       Fax: (847) 734-7910
------------------------------------------------------------------------------------------------------------------------------------
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


                                        8


====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations                Operations
                                                                                  Janice Seager             Janice Seager
                                                                                  Tel: (847) 734-2051       Tel: (847) 734-2051
                                                                                  Fax: (847) 734-7912       Fax: (847) 734-7912
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                  Payments
                                                                                  --------                  --------
                                                                                  LaSalle National Bank     LaSalle National Bank
                                                                                  ABA#:  071-000-505        ABA#:  071-000-505
                                                                                  For:  The Bank of New     For:  The Bank of New
                                                                                  York as Collateral Agent  York as Collateral Agent
                                                                                  A/C#:  2358874            A/C#:  2358874
                                                                                  Ref:  Signature Brands    Ref:  Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Credit         $4,720,600                  $4,400,000                             Credit                    Credit
Agricole                                                                          ------                    ------
Indosuez                                                                          Raymond Falkenberg        Raymond Falkenberg
                                                                                  55 E. Monroe St.          55 E. Monroe St.
                                                                                  Suite 4700                Suite 4700
                                                                                  Chicago, IL  60603        Chicago, IL  60603
                                                                                  Tel: (312) 917-7426       Tel: (312) 917-7426
                                                                                  Fax: (312) 372-3724       Fax: (312) 372-3724
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations               Operations
                                                                                  ----------               ----------
                                                                                  David Miller             David Miller
                                                                                  55 E. Monroe St.         55 E. Monroe St.
                                                                                  Suite 4700               Suite 4700
                                                                                  Chicago, IL  60603       Chicago, IL  60603
                                                                                  Tel: (312) 917-7429      Tel: (312) 917-7429
                                                                                  Fax: (312) 372-4421      Fax: (312) 372-4421
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                 Payments
                                                                                  --------                 --------
                                                                                  Citibank                 Citibank
                                                                                  ABA#:  012000089         ABA#:  012000089
                                                                                  For:  Credit Agricole    For:  Credit Agricole
                                                                                  Indosuez                 Indosuez
                                                                                  Chicago Branch           Chicago Branch
                                                                                  A/C#:  36023853          A/C#:  36023853
                                                                                  Ref:  Signature Brands   Ref:  Signature Brands
------------------------------------------------------------------------------------------------------------------------------------
Key Corporate  $4,720,600                  $8,250,000                             Credit Matters           Credit Matters
Capital Inc.                                                                      --------------           --------------
                                                                                  127 Public Square        127 Public Square
                                                                                  Cleveland, OH  44114-    Cleveland, OH  44114-1306
                                                                                  1306                     Tel: (216) 689-4391
                                                                                  Tel: (216) 689-4391      Fax: (216) 689-4077
                                                                                  Fax: (216) 689-4077      Attn: Lee Moseby
                                                                                  Attn:  Lee Moseby
------------------------------------------------------------------------------------------------------------------------------------

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

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations               Operations
                                                                                  ----------               ----------
                                                                                  127 Public Square        127 Public Square
                                                                                  Cleveland, OH  44114-    Cleveland, OH  44114-1306
                                                                                  1306                     Tel: (216) 689-5277
                                                                                  Tel: (216) 689-5277      Fax: (216) 689-3298
                                                                                  Fax: (216) 689-3298      Attn: Jerry Valent
                                                                                  Attn:  Jerry Valent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                 Payments
                                                                                  --------                 --------
                                                                                  127 Public Square        127 Public Square
                                                                                  Cleveland, OH  44114-    Cleveland, OH  44114-1306
                                                                                  1306                     ABA No.:  041001039
                                                                                  ABA No.:  041001039      Account No.:
                                                                                  Account No.:             Ref:  Signature Brands
                                                                                  Ref:  Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. National  $4,720,600                  $3,666,666.67                          Credit Matters           Credit Matters
Bank                                                                              --------------           --------------
Association                                                                       First Bank Place         First Bank Place
                                                                                  601 Second Ave. South    601 Second Ave. South
                                                                                  Minneapolis, MN          Minneapolis, MN
                                                                                     55402-4302                 55402-4302
                                                                                  Tel: (612) 973-0516      Tel: (612) 973-0516
                                                                                  Fax: (612) 973-2851      Fax: (612) 973-2851
                                                                                  Attn:  David Kopalow     Attn:  David Kopalow
------------------------------------------------------------------------------------------------------------------------------------
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


                                       11


====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations               Operations
                                                                                  ----------               ----------
                                                                                  555 S.W. Oak Street      555 S.W. Oak Street
                                                                                  Portland, OR  97204      Portland, OR  97204
                                                                                  Tel: (503)275-6559       Tel: (503) 275-6559
                                                                                  Fax: (503)275-4600       Fax: (503) 275-4600
                                                                                  Attn:  Carol Banhart     Attn:  Carol Banhart
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                 Payments
                                                                                  111 S.W. Fifth Avenue,   111 S.W. Fifth Avenue,
                                                                                        T-29                     T-29
                                                                                  Portland, OR  97204      Portland, OR  97204
                                                                                  ABA No.:  123000220      ABA No.:  123000220
                                                                                  Account No.:             Account No.:
                                                                                  Ref:  Signature Brands   Ref:  Signature Brands
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Van Kampen     $9,834,583.33               $0          $0                         Credit Matters           Credit Matters
Merritt Prime                                                                     --------------           --------------
Rate Income                                                                       One Parkview Plaza       One Parkview Plaza
Trust                                                                             Oakbrook Terrace, IL     Oakbrook Terrace, IL
                                                                                         60181                    60181
                                                                                  Tel: (630) 684-6438      Tel: (630) 684-6438
                                                                                  Fax: (630) 684-6740      Fax: (630) 684-6741
                                                                                  Attn:  Jeffrey Maillet   Attn:  Jeffrey Maillet
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
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


                                       12

====================================================================================================================================
Name of Bank  Term Commitment  Increased   Revolving    Letter of    Swing Line    Domestic Lending       Eurodollar Lending Office
------------                     Term        Credit       Credit     Commitment       Office
                               Commitment  Commitment   Commitment
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Operations               Operations
                                                                                  ----------               ----------
                                                                                  One Parkview Plaza       State Street & Trust
                                                                                  Oakbrook Terrace, IL     Corp. Trust Dept.
                                                                                          60181            P.O. Box 778
                                                                                  Tel: (708) 684 6425      Boston,MA  02102
                                                                                  Fax: (708) 684-          Tel: (617) 664-5481
                                                                                  6740/41                  Fax: (617) 664-5366/67
                                                                                  Attn:  Brian Good        Attn:  Tony Fernandez
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Payments                 Payments
                                                                                  --------                 --------
                                                                                  One Parkview Plaza       One Parkview Plaza
                                                                                  Oakbrook Terrace, IL     Oakbrook Terrace, IL
                                                                                          60181                    60181
                                                                                  ABA No.:  011000028      ABA No.:  011000028
                                                                                  Account No.:  99001265   Account No.:  99001265
                                                                                  Ref:  Signature Brands   Ref:  Signature Brands
====================================================================================================================================